UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: March 31, 2024

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners Global Quality Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Dividend Income Fund

GQG Partners International Quality Dividend Income Fund

GQG Partners US Quality Dividend Income Fund

ANNUAL REPORT	MARCH 31, 2024

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholders:

During the fiscal year ended March 31, 2024, equity market indices around the world demonstrated solid gains. We believe two of the catalysts for the positive investor sentiment were the emergence of the technology sector from its COVID hangover, aided by generative artificial intelligence (AI) applications becoming more tangible, and the increasing possibility that the tightening of monetary policy by central banks was near its end.

Each of the GQG mutual funds outperformed its benchmark in fiscal 2024. It is worth noting that most of the best performers in our portfolios during fiscal 2024 are completely different than those that we held in the prior two fiscal years. Key drivers of our relative performance included exposure to companies expected to benefit from advances in generative AI as well as strategic investments in the publicly listed subsidiaries of India’s Adani Group.

CHANGING ENVIRONMENTS

It is human nature to rely on your past experiences and the knowledge you have acquired over the years to make decisions. While often useful, this can become a trap in investing, which is why constant reassessment of the landscape and adaptability to changing environments is key. In fact, this willingness to change our minds and adapt to new waters is one of the hallmarks of our process and philosophy. While certain managers face headwinds during inflection points, we tend to thrive on change. Hence, our history shows that we often do better in a more dynamic environment than during stable periods. This is a daily exercise. It takes humility to say that what you thought you knew and what worked for a long time no longer applies.

Developed markets technology is an area where we were more upbeat, especially in semiconductors as the industry is still under-earning, and the frothiness of valuations is no longer there, in our opinion. Wafer fabrication equipment is still running at $85 billion, and memory companies are just turning profitable again. We believe this, combined with long-term structural growth drivers for semiconductors, makes this an attractive space. And this is in contrast with our pessimism in the second half of 2021, when we were very nervous about valuations in technology.

We often get the question—especially when it comes to technology—isn’t this a lot like 2021 when stock prices just went up for 12-15 months until valuations were meaningfully out of whack? We don’t think so. Overall, market dynamics were quite different back then when our view was that we had hit peak earnings, peak multiples, and peak expectations. Profitable and unprofitable tech continued to surge regardless of the fundamentals at the time—until the music stopped.

Let’s take NVIDIA as an example. In our view, there is no question NVIDIA is a fantastic franchise and we believe that was also the case in November 2021 when the company was trading at ~65x forward earnings. But given the growth dynamics for NVIDIA at that time,

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

we simply found the company to be too expensive. NVIDIA became cheaper, trading at less than half of what it traded at in 2021, as both realized and expected earnings have surged.

Contrast this with another great franchise, Walmart. We believe Walmart is a great business. It’s the highest revenue producing company in the world and has benefited over the last several years by an increased push into eCommerce and gains through advertising. But we don’t believe Walmart can deliver EPS growth anywhere in the ballpark of NVIDIA, given the size and nature of its business. Our view is you must be careful in terms of what you pay given the nature and steadiness of the business. A very “steady eddy” business like Walmart can be quite attractive at say 17x forward earnings, but not nearly as attractive toward the mid-20s, in our view, given the overall growth rate.

Because of this, for us, it’s important to think about the overall opportunity set and what we pay for a particular earnings stream. Given the headroom for growth on a company like NVIDIA, even though the price increased significantly in fiscal 2024, we would rather pay ~30x forward earnings for a company growing at 30 per cent+ per annum, rather than pay 23x forward earnings for a company likely to grow in the high single digits.

While NVIDIA has very much hit the zeitgeist of “consensus opportunity”, let’s switch gears to an area in developed markets where this might not be the case, but where things appear to be improving — Europe.

LESS BAD IS GOOD

In markets, going from nine to seven on a scale of one to ten, where ten is the best and one is the worst, could be a disaster. On the other hand, going from two to four could be quite wonderful. In our view, we feel Europe continues to improve, driven by two primary factors: energy and banking. First of all, energy prices have normalized far more than what everyone predicted not that long ago, and this is broadly positive for Europe. Second, we think the banking system is in pretty good shape, and the regulators seem to be taking a less aggressive stance. Lenders are optimistic that credit growth could finally come back in Europe, and we agree. Also, an improving global economy benefits Europe since it’s still a very heavy export-oriented region.

This does not mean that Europe is without issues or that we’re sanguine on every area there. We quite like Southern Europe at the present time, particularly banks and energy companies based on their policies of increasing returns to shareholders. Our view is that there are a variety of companies with high quality asset bases that trade at attractive valuations. These companies are throwing off free cash flow yields in the mid-teens with low double-digit shareholder returns when combining dividends and share buybacks.

Contrast this with, say, the German auto industry, which might be okay for now, but is seeing a real threat from Chinese electric vehicles (EV), something that was not the case just a few years ago. No doubt there is backlash from the invasion of Chinese EVs, but there’s little that the Germans can do about it, in our opinion, given how much Germany exports its own

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

cars to China. The fear of a major policy backlash is probably too high for them to do much about the EV imports.

INDIA IGNITES

In Emerging Markets, we continue to be underweight companies domiciled in China in favor of what we consider to be more compelling risk-adjusted opportunities in India and Brazil.

We often talk about changing our views when the data changes, and it’s hard to identify an example that encapsulates this more so than our investment across a variety of Adani Group companies held in our Emerging Markets, International, Global, Global Dividend Income, and International Dividend Income strategies in 2023. In our opinion, large dislocations create large opportunities. We saw this in fiscal 2023 with contrasting opportunities in technology and energy globally, and again in fiscal 2024 following the large drawdown across the Adani complex that took place in the first two months of calendar 2023.

We passed on investing in some of the Adani companies in prior years, not because of anything we deemed nefarious with the name but because we thought the valuations were too rich for the growth opportunities or the prospects of the broader opportunity set at that time. It’s hard to stress that enough because things often do not change in a vacuum. However, there was a massive decline in Adani companies’ stock prices in January 2023. Given our familiarity with the businesses, we were able to act quickly. Our traditional and non-traditional analysts conducted thorough work, leading us to the decision to invest. We realized that our understanding of the businesses was at odds with the headlines at the time, but we recognized that the decline in price represented an opportunity. Despite the ongoing negative media coverage, our various investments across the Adani companies have been among our most profitable outcomes for clients that had exposure. To be clear, we are not patting ourselves on the back, but think the examples highlighted in this letter show our dynamic approach to investing, where we believe it is crucial to adapt and act quickly after doing an independent assessment of the facts — even when that means going against consensus or the narratives in the press.

In the case of Adani, the more we assessed the data and the more research we did, it became rather obvious to us that if we tuned out all the noise, these appeared to be impressive assets to invest in—run by what we think is one of the most dynamic and competent management teams anywhere in the world! Thus, we sized our Adani exposure in a thoughtful manner in the strategies that held it to help ensure the positions could make a meaningful difference to our returns for the disconnect we found. It may be worth noting that many of the accusations and issues that were highlighted by a few very vocal press outlets appeared to be highly politically motivated, in our opinion, rather than focused on the fundamental drivers of the businesses’ future earnings relative to the market price. The short seller’s narrative in the press continued even after various governments around the world partnered with Adani on key projects, including the US government, which invested more than $500 million in Adani’s Sri Lanka port after examining and dismissing the short

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

seller’s claims. In our view, social media and the press in general created a bearish narrative, but the underlying businesses were less affected. We believe this created rather attractive investment opportunities for us—energy and Adani are two big examples. We promise to keep looking.

On a smaller scale, the Adani experience was somewhat reminiscent in our opinion of Q4 of 2022 when many investors looking at Brazil were worried about the horrors of the newly elected Lula regime and what policies might negatively impact equity markets. Fortunately for us, we thought those fears were far too overblown and that worked out okay as well. We held a large position in a Brazilian state-owned oil company in an emerging market when many investors were spooked by the headlines. Again, in a politically tense environment where emotions often speak louder than logic, we stuck to our process and the facts.

In China, we continued to witness an unpredictable regulatory environment in fiscal year 2024, this time across gaming, where in roughly three days, policy went from ultra-negative to somewhat less negative. But this isn’t new, as the non-stop recycled headlines of potential stimulus may give investors whiplash. This is also one of the primary reasons of our relatively persistent underweight in China since the second half of 2021, where the regulatory whiplash has clouded the earnings trajectory of a whole host of “new economy” names and has driven us into more “old economy” names for what little exposure we maintain. In the US, the mantra of “don’t fight the Fed” reigns somewhat supreme, while in China, it’s “don’t fight the CCP.”

CONCLUSION

We continue to view the world as a “glass half full” scenario, with quite a bit more good than bad, which was not our view just a couple of years ago, particularly at the end of 2021. While the global inflation picture has turned more benign in the short run, in our view, our focus is on the micro, rather than macro. We believe strong fundamentals continue to play out across a variety of areas thus underpinning their attractiveness.

We remain overweight the technology sector in each of the Mutual Funds, even though that seems to be in line with consensus these days. Although our energy sector exposure has come down across the board, as we increased our allocation to US tech names, we continue to view the underlying industry dynamics as quite positive and we particularly favor the attractiveness of non-US energy companies, both on a shareholder return and valuation basis.

As always, thank you for your continued support.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2024 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended March 31, 2024, Institutional Shares of the GQG Partners Emerging Markets Equity Fund outperformed the benchmark MSCI Emerging Markets Index by 2,963 basis points, posting a total return of +37.78 per cent versus a benchmark return of +8.15 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Information Technology, an overweight to Energy, and stock selection in Industrials. The largest detractors to relative performance were an underweight to Information Technology, an overweight to Consumer Staples, and an underweight to Industrials. On a country basis, the largest contributors to relative performance were stock selection in the United States, an underweight to China, and an overweight to India. The largest detractors to relative performance were an underweight to Taiwan, an underweight to South Korea, and an overweight to Uruguay.

During the period, we increased exposure to the Information Technology sector. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware providers.

In contrast, we trimmed a portion of our Consumer Staples exposure, having found what we consider to be more compelling risk-adjusted opportunities elsewhere.

Notable Contributor to Performance

NVIDIA Corporation - NVIDIA designs and markets semiconductors, focusing on graphics processing units (GPUs). The company’s GPUs are used in gaming platforms, data centers, automobile infotainment, and autonomous driving systems. NVIDIA is headquartered in California. The stock rallied as the company released a series of quarterly financial reports with sales and earnings exceeding consensus expectations as data centers ordered more GPUs to generate additional computing power. The data centers were anticipating interest from a wide variety of companies to apply generative artificial intelligence to their business processes.

Notable Detractor to Performance

Vale S.A. - Vale is an iron ore miner and makes iron ore pellets used in the steel industry. The company also produces industrial and precious metals. Vale is based in Brazil. The stock declined after posting lower than expected revenue and earnings during the 2Q23 period as the company was impacted by a slow economic recovery in China from its COVID related lockdowns in 2022 and the implications for muted near-term demand for iron ore.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2024 (Unaudited)

Definition of the Comparative Index

MSCI Emerging Markets Index (Primary Benchmark for the GQG Partners Emerging Markets Equity Fund) captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,376 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2024 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Emerging Markets

Equity Fund, Institutional Shares versus the MSCI Emerging Markets Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED MARCH 31, 2024*
	1 Year	3 Years	5 Years	Annualized Inception to Date

Investor shares†	37.50%	3.41%	9.70%	9.94%

Institutional shares	37.78%	3.61%	9.91%	10.17%

R6 shares	37.86%	3.63%	9.92%	10.17%

MSCI Emerging Markets Index	8.15%	-5.05%	2.22%	5.33%

* The GQG Partners Emerging Markets Equity Fund commenced operations on December 28, 2016.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on the previous page.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2024

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 92.8%

	Shares	Value

BRAZIL — 11.6%

Banco BTG Pactual	51,349,252	$374,741,672

Banco do Brasil	17,421,885	197,275,513

Centrais Eletricas Brasileiras	47,413,349	394,704,728

Companhia Paranaense de Energia	28,393,200	48,611,986

MercadoLibre *	396,419	599,369,671

Petroleo Brasileiro ADR	46,314,011	704,436,107

		2,319,139,677

CHINA — 4.7%

China Shenhua Energy, Cl H	77,921,802	306,153,545

PetroChina, Cl H	494,320,202	422,541,785

PICC Property & Casualty, Cl H	73,553,464	96,988,002

Zijin Mining Group, Cl A	53,902,798	120,074,860

		945,758,192

COLOMBIA — 0.3%

Ecopetrol ADR	5,651,082	66,908,811

FRANCE — 2.6%

TotalEnergies	7,681,546	526,549,226

GREECE — 0.2%

National Bank of Greece *	4,131,383	32,375,358

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

INDIA — 32.2%

Adani Energy Solutions *	20,324,405	$250,197,136

Adani Enterprises	16,537,964	633,956,113

Adani Green Energy *	25,268,107	555,987,729

Adani Ports & Special Economic Zone	30,519,064	491,016,529

Adani Power *	69,931,724	447,583,157

Ambuja Cements	36,914,591	271,030,842

Bharti Airtel	17,438,276	256,882,778

GMR Airports Infrastructure *	107,474,335	105,151,593

ICICI Bank	28,587,198	374,741,567

IDFC First Bank *	107,155,182	96,873,604

ITC	211,507,984	1,086,291,717

JSW Energy	22,851,956	144,916,514

JSW Steel	17,377,174	172,974,789

Macrotech Developers	12,904,999	175,751,843

Max Healthcare Institute	9,950,257	97,817,400

NTPC	74,185,017	298,688,034

Patanjali Foods	7,846,553	125,917,407

State Bank of India	51,796,603	467,242,280

Sun Pharmaceutical Industries	19,759,279	383,932,131

		6,436,953,163

INDONESIA — 4.1%

Bank Central Asia	666,526,530	423,541,772

Bank Mandiri Persero	890,212,274	407,066,476

		830,608,248

KAZAKHSTAN — 0.7%

Kaspi.KZ JSC ADR	1,117,241	143,721,882

MEXICO — 2.1%

Grupo Financiero Banorte, Cl O	38,884,360	412,594,015

NETHERLANDS — 4.0%

ASML Holding	821,505	791,579,019

RUSSIA — 0.0%

Gazprom PJSC * (A)	30,141,513	3,256

LUKOIL PJSC (A)	2,087,971	226

MMC Norilsk Nickel PJSC (A)	15,556	2

Polymetal International * (A)	939,651	101

Polyus PJSC * (A)	426,420	46

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

RUSSIA (continued)

Rosneft Oil PJSC (A)	23,574,787	$2,547

Severstal PAO * (A)	772,406	83

		6,261

SAUDI ARABIA — 2.7%

Al Rajhi Bank	7,316,090	162,102,941

Bupa Arabia for Cooperative Insurance	1,916,424	134,796,067

Co for Cooperative Insurance	1,264,477	54,618,124

Saudi Arabian Oil	23,821,046	195,306,536

		546,823,668

SOUTH KOREA — 4.4%

Kia	1,221,862	101,651,658

Samsung Electronics	12,893,367	773,841,451

		875,493,109

TAIWAN — 8.6%

Taiwan Semiconductor Manufacturing	37,359,282	897,692,060

Taiwan Semiconductor Manufacturing ADR	6,010,134	817,678,731

		1,715,370,791

TURKEY — 2.0%

Akbank	24,576,642	35,537,071

KOC Holding	13,473,396	84,708,480

Turk Hava Yollari AO *	18,986,124	174,737,834

Turkiye Petrol Rafinerileri	18,058,510	98,743,522

		393,726,907

UNITED ARAB EMIRATES — 1.3%

ADNOC Logistics & Services	8,654,612	9,545,008

International Holding PJSC *	2,288,730	248,991,785

		258,536,793

UNITED STATES — 11.3%

Information Technology — 11.3%

Broadcom	457,560	606,454,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Information Technology (continued)

NVIDIA	1,826,893	$1,650,707,439

		2,257,162,039

TOTAL UNITED STATES		2,257,162,039

Total Common Stock

(Cost $13,970,396,658)		18,553,307,159

PREFERRED STOCK — 5.2%

BRAZIL — 5.2%

Itau Unibanco Holding (B)	75,764,319	525,978,181

Petroleo Brasileiro (B)	68,700,309	514,681,022

Total Preferred Stock

(Cost $780,016,472)		1,040,659,203

Total Investments — 98.0%

(Cost $14,750,413,130)		$19,593,966,362

Percentages are based on Net Assets of $20,000,361,979.

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

JSC —Joint Stock Company

PJSC — Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND MARCH 31, 2024

The following is a summary of the level of inputs used as of March 31, 2024, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Brazil	$2,319,139,677	$—	$—	$2,319,139,677

China	945,758,192	—	—	945,758,192

Colombia	66,908,811	—	—	66,908,811

France	526,549,226	—	—	526,549,226

Greece	32,375,358	—	—	32,375,358

India	6,436,953,163	—	—	6,436,953,163

Indonesia	830,608,248	—	—	830,608,248

Kazakhstan	143,721,882	—	—	143,721,882

Mexico	412,594,015	—	—	412,594,015

Netherlands	791,579,019	—	—	791,579,019

Russia	—	—	6,261	6,261

Saudi Arabia	546,823,668	—	—	546,823,668

South Korea	875,493,109	—	—	875,493,109

Taiwan	1,715,370,791	—	—	1,715,370,791

Turkey	393,726,907	—	—	393,726,907

United Arab Emirates	258,536,793	—	—	258,536,793

United States	2,257,162,039	—	—	2,257,162,039

Total Common Stock	18,553,300,898	—	6,261	18,553,307,159

Preferred Stock

Brazil	1,040,659,203	—	—	1,040,659,203

Total Investments in Securities	$19,593,960,101	$—	$6,261	$19,593,966,362

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2024 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended March 31, 2024, Institutional Shares of the GQG Partners Global Quality Equity Fund outperformed the benchmark MSCI ACWI by 2,297 basis points, posting a total return of +46.19 per cent versus a benchmark return of +23.22 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Information Technology, Healthcare, and Communication Services. The largest detractors to relative performance were an overweight to Energy, an overweight to Healthcare, and stock selection in Financials. On a country basis, the largest contributors to relative performance were stock selection in the United States, an underweight to China, and stock selection in Denmark. The largest detractors to relative performance were an overweight to the United Kingdom, an overweight to France, and stock selection in Canada.

During the period, we increased exposure to the Information Technology sector. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware providers.

In contrast, we reduced exposure to Healthcare, specifically the managed care organizations (MCOs). Increasing enrollment in Medicare Advantage plans had been a key focus for the MCOs in recent years. However, we have recently observed a trend toward higher medical costs associated with those plans, which has negatively impacted visibility on earnings growth.

Notable Contributor to Performance

NVIDIA Corporation - NVIDIA designs and markets semiconductors, focusing on graphics processing units (GPUs). The company’s GPUs are used in gaming platforms, data centers, automobile infotainment, and autonomous driving systems. NVIDIA is headquartered in California. The stock rallied as the company released a series of quarterly financial reports with sales and earnings exceeding consensus expectations as data centers ordered more GPUs to generate additional computing power. The data centers were anticipating interest from a wide variety of companies to apply generative artificial intelligence to their business processes.

Notable Detractor to Performance

Vale S.A. - Vale is an iron ore miner and makes iron ore pellets used in the steel industry. The company also produces industrial and precious metals. Vale is based in Brazil. The stock declined after posting lower than expected revenue and earnings during the 2Q23 period as the company was impacted by a slow economic recovery in China from its COVID related

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2024 (Unaudited)

lockdowns in 2022 and the implications for muted near-term demand for iron ore.

Definition of the Comparative Index

MSCI All Country World (Net) Index (MSCI ACWI) (Primary Benchmark for the GQG Partners Global Quality Equity Fund) The MSCI All Country World (Net) Index (MSCI ACWI) captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,841 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2024 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Global Quality Equity Fund,

Institutional Shares versus the MSCI All Country World (Net) Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED MARCH 31, 2024*
	1 Year	3 Years	5 Years	Annualized Inception to Date

Investor shares†	45.88%	16.42%	15.62%	15.58%

Institutional shares	46.19%	16.66%	15.82%	15.79%

R6 shares	46.12%	16.64%	15.81%	15.77%

MSCI All Country World (Net) Index	23.22%	6.96%	10.92%	10.89%

* The GQG Partners Global Quality Equity Fund commenced operations on March 29, 2019.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and may differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are identical to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on the previous page.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2024

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.8%

	Shares	Value

AUSTRALIA — 2.4%

Glencore PLC	11,298,969	$62,132,126

BRAZIL — 0.8%

Petroleo Brasileiro ADR	1,312,703	19,966,213

DENMARK — 6.4%

Novo Nordisk, Cl B	1,249,586	160,459,239

Novo Nordisk ADR	10,182	1,307,369

		161,766,608

FRANCE — 3.9%

BNP Paribas	128,264	9,123,224

TotalEnergies	1,298,294	88,994,546

		98,117,770

INDIA — 6.5%

Adani Enterprises	1,118,451	42,874,011

Adani Green Energy *	1,752,587	38,563,113

Adani Power *	6,724,614	43,039,465

ICICI Bank	254,272	3,333,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

INDIA (continued)

ICICI Bank ADR	1,390,907	$36,733,854

		164,543,623

NETHERLANDS — 2.5%

ASML Holding	65,449	63,064,808

RUSSIA — 0.0%

LUKOIL PJSC (A)	57,094	6

SPAIN — 0.0%

Banco Bilbao Vizcaya Argentaria	84,483	1,007,303

TAIWAN — 0.0%

Taiwan Semiconductor Manufacturing ADR	5,982	813,851

UNITED ARAB EMIRATES — 0.8%

International Holding PJSC *	187,294	20,375,784

UNITED KINGDOM — 1.2%

ARM Holdings ADR *	190,693	23,834,718

HSBC Holdings	911,751	7,129,443

		30,964,161

UNITED STATES — 71.3%

Communication Services — 12.3%

Meta Platforms, Cl A	487,967	236,947,016

Netflix *	123,826	75,203,245

		312,150,261

Consumer Discretionary — 6.5%

Amazon.com *	743,539	134,119,565

DR Horton	191,184	31,459,327

		165,578,892

Financials — 3.4%

Visa, Cl A	310,875	86,758,995

Health Care — 6.1%

Eli Lilly	198,623	154,520,749

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Industrials — 3.6%

Uber Technologies *	1,165,517	$89,733,154

Information Technology — 38.7%

Advanced Micro Devices *	258,765	46,704,495

AppLovin, Cl A *	1,192,150	82,520,623

Arista Networks *	143,368	41,573,853

Broadcom	63,112	83,649,276

Intuit	30,115	19,574,750

Lam Research	64,067	62,245,575

Micron Technology	165,935	19,562,077

Microsoft	334,364	140,673,622

NVIDIA	279,343	252,403,161

Salesforce	165,866	49,955,522

ServiceNow *	69,724	53,157,577

Super Micro Computer *	68,755	69,444,613

Synopsys *	107,600	61,493,400

		982,958,544

Utilities — 0.7%

Constellation Energy	74,334	13,740,640

NextEra Energy	74,496	4,761,039

		18,501,679

TOTAL UNITED STATES		1,810,202,274

Total Common Stock

(Cost $1,627,669,895)		2,432,954,527

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2024

PREFERRED STOCK — 2.4%

	Shares	Value

BRAZIL — 2.4%

Petroleo Brasileiro (B)

Cost (46,867,866)	8,094,433	$60,640,936

Total Investments— 98.2%

(Cost $1,674,537,761)		$2,493,595,463

Percentages are based on Net Assets of $2,540,028,518.

*	Non-income producing security.

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND MARCH 31, 2024

The following is a summary of the level of inputs used as of March 31, 2024, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Australia	$62,132,126	$—	$—	$62,132,126

Brazil	19,966,213	—	—	19,966,213

Denmark	1,307,369	160,459,239	—	161,766,608

France	98,117,770	—	—	98,117,770

India	164,543,623	—	—	164,543,623

Netherlands	63,064,808	—	—	63,064,808

Russia	—	—	6	6

Spain	1,007,303	—	—	1,007,303

Taiwan	813,851	—	—	813,851

United Arab Emirates	20,375,784	—	—	20,375,784

United Kingdom	30,964,161	—	—	30,964,161

United States	1,810,202,274	—	—	1,810,202,274

Total Common Stock	2,272,495,282	160,459,239	6	2,432,954,527

Preferred Stock

Brazil	60,640,936	—	—	60,640,936

Total Investments in Securities	$2,333,136,218	$160,459,239	$6	$2,493,595,463

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2024 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended March 31, 2024, Institutional Shares of the GQG Partners US Select Quality Equity Fund outperformed the benchmark S&P 500 Index by 1,902 basis points, posting a total return of +48.90 per cent versus a benchmark return of +29.88 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Information Technology, Healthcare, and Consumer Discretionary. The largest detractors to relative performance were an overweight to Energy, an overweight to Healthcare, and stock selection in Financials.

During the period, we increased exposure to the Information Technology sector. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware providers.

In contrast, we reduced exposure to Healthcare, specifically the managed care organizations (MCOs). Increasing enrollment in Medicare Advantage plans had been a key focus for the MCOs in recent years. However, we have recently observed a trend toward higher medical costs associated with those plans, which has negatively impacted visibility on earnings growth.

Notable Contributor to Performance

NVIDIA Corporation - NVIDIA designs and markets semiconductors, focusing on graphics processing units (GPUs). The company’s GPUs are used in gaming platforms, data centers, automobile infotainment, and autonomous driving systems. NVIDIA is headquartered in California. The stock rallied as the company released a series of quarterly financial reports with sales and earnings exceeding consensus expectations as data centers ordered more GPUs to generate additional computing power. The data centers were anticipating interest from a wide variety of companies to apply generative artificial intelligence to their business processes.

Notable Detractor to Performance

Humana Inc. - Humana offers health maintenance organizations, preferred provider organizations, point-of-service plans and administrative services products to individuals, employers, and government-sponsored plans. The company is based in Kentucky. Management noted in a regulatory filing that the company was experiencing higher than expected patient utilization trends such that medical costs were likely to come in at the high end of the range previously communicated to investors. Although management also reiterated its earnings guidance for calendar 2023, the stock declined during our holding period.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2024 (Unaudited)

Definition of the Comparative Index

S&P 500 Index (Primary Benchmark for the GQG Partners US Select Quality Equity Fund) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2024 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners US Select Quality

Equity Fund, Institutional Shares versus the S&P 500 Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED MARCH 31, 2024*

	1 Year	3 Years	5 Years	Annualized Inception to Date

Investor shares†	48.60%	18.03%	19.05%	17.44%

Institutional shares	48.90%	18.21%	19.20%	17.60%

R6 shares	48.87%	18.22%	19.19%	17.61%

S&P 500 Index	29.88%	11.49%	15.05%	13.21%

* The GQG Partners US Select Quality Equity Fund commenced operations on September 28, 2018.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on the previous page.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2024

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.4%

	Shares	Value

DENMARK — 4.1%

Novo Nordisk ADR	753,589	$96,760,828

UNITED KINGDOM — 1.1%

ARM Holdings ADR *	215,442	26,928,095

UNITED STATES — 92.2%

Communication Services — 12.6%

Meta Platforms, Cl A	448,979	218,015,223

Netflix *	129,225	78,482,219

		296,497,442

Consumer Discretionary — 8.2%

Amazon.com *	798,176	143,974,987

DR Horton	290,890	47,865,949

		191,840,936

Consumer Staples — 0.8%

Celsius Holdings *	236,324	19,595,986

Financials — 6.1%

KKR	520,504	52,352,292

Visa, Cl A	323,048	90,156,236

		142,508,528

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Health Care — 8.4%

Eli Lilly	224,013	$174,273,154

Intuitive Surgical *	59,237	23,640,894

		197,914,048

Industrials — 3.7%

Uber Technologies *	1,136,883	87,528,622

Information Technology — 47.7%

Advanced Micro Devices *	329,670	59,502,138

AppLovin, Cl A *	1,629,655	112,804,719

Arista Networks *	154,797	44,888,034

Broadcom	69,456	92,057,677

Intuit	57,330	37,264,500

Lam Research	62,005	60,242,198

Micron Technology	486,541	57,358,319

Microsoft	402,900	169,508,088

NVIDIA	277,683	250,903,252

Salesforce	152,245	45,853,149

ServiceNow *	60,393	46,043,623

Super Micro Computer *	74,471	75,217,944

Synopsys *	123,894	70,805,421

		1,122,449,062

Materials — 1.2%

Martin Marietta Materials	46,741	28,696,170

Utilities — 3.5%

Constellation Energy	204,552	37,811,437

Vistra	630,220	43,894,823

		81,706,260

TOTAL UNITED STATES		2,168,737,054

Total Common Stock

(Cost $1,553,371,770)		2,292,425,977

Total Investments— 97.4%

(Cost $1,553,371,770)		$2,292,425,977

Percentages are based on Net Assets of $2,352,478,165.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND MARCH 31, 2024

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2024, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended March 31, 2024, Institutional Shares of the GQG Partners Global Quality Dividend Income Fund outperformed the MSCI ACWI High Dividend Yield Index by 1,078 basis points, posting a total return of +23.58 per cent versus a benchmark return of +12.80 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Information Technology, Energy, and Financials. The largest detractors to relative performance were an underweight to Consumer Discretionary, stock selection in Materials, and an overweight to Energy. On a country basis, the largest contributors to relative performance were stock selection in Brazil, stock selection in the United States, and an overweight to India. The largest detractors to relative performance were an overweight to Brazil, an underweight to Japan, and stock selection in Switzerland.

During the period, we added exposure to the Financials sector. Many central banks appear to be near the end of their tightening cycle. If rates turn lower, funding costs for certain financial institutions are likely to decline. In addition, capital markets activity and investment banking revenue appear to be inflecting positively. As a result, we believe select financial companies may see an increase in earnings and the potential to raise their dividends.

In contrast, we trimmed a portion of our Consumer Staples exposure, having found what we consider to be more compelling risk-adjusted opportunities elsewhere.

Notable Contributor to Performance

Broadcom Inc. - Broadcom designs and manufactures semiconductors for a wide range of end markets including broadband access, networking equipment, wireless connectivity, storage, and industrial electronics. The company also designs infrastructure software for application development, database management, and cybersecurity solutions. Broadcom is based in California. The stock increased during the fiscal year after the management team expressed optimism that portions of their product line would benefit meaningfully from the proliferation of generative artificial intelligence applications, forecasted record EBITDA margins in the current year as Broadcom assimilates the recently closed VMware acquisition, and increased its dividend.

Notable Detractor to Performance

Vale S.A. - Vale is an iron ore miner and makes iron ore pellets used in the steel industry. The company also produces industrial and precious metals. Vale is based in Brazil. The stock declined after posting lower than expected revenue and earnings during the 2Q23 period as the company was impacted by a slow economic recovery in China from its COVID related lockdowns in 2022 and the implications for muted near-term demand for iron ore.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024 (Unaudited)

Definition of the Comparative Index

MSCI ACWI High Dividend Yield Index is based on MSCI ACWI, its parent index, and includes large and mid cap stocks across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Global Quality

Dividend Income Fund Institutional Shares versus the MSCI ACWI High Dividend Yield (Net) Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED MARCH 31, 2024*

	1 Year	Annualized Inception to Date

Investor shares†	23.51%	9.56%

Institutional shares	23.58%	9.60%

MSCI ACWI High Dividend Yield (Net) Index	12.80%	3.60%

* The GQG Partners Global Quality Dividend Income Fund commenced operations on June 30, 2021.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on the previous page.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.9%

	Shares	Value

AUSTRALIA — 3.3%

Glencore PLC	685,499	$3,769,504

BRAZIL — 7.6%

Itau Unibanco Holding ADR	386,141	2,675,957

Petroleo Brasileiro ADR	396,118	6,024,955

		8,700,912

CANADA — 3.6%

Canadian National Railway	8,251	1,086,739

Canadian Natural Resources	14,677	1,120,149

Fortis	16,880	667,591

Manulife Financial	50,000	1,249,954

		4,124,433

CHINA — 3.6%

China Shenhua Energy, Cl H	610,449	2,398,445

Industrial & Commercial Bank of China, Cl H	2,131,000	1,072,790

PICC Property & Casualty, Cl H	500,000	659,303

		4,130,538

DENMARK — 4.8%

Novo Nordisk ADR	43,013	5,522,869

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

FRANCE — 9.1%

BNP Paribas	41,475	$2,950,054

Stellantis	58,000	1,648,991

TotalEnergies	84,146	5,767,981

		10,367,026

INDIA — 10.0%

Adani Ports & Special Economic Zone	291,796	4,694,661

Coal India	68,440	356,222

ITC	478,495	2,457,520

NTPC	573,920	2,310,750

State Bank of India	170,133	1,534,721

		11,353,874

ITALY — 2.6%

Eni ADR	56,866	1,803,790

Intesa Sanpaolo	317,575	1,153,440

		2,957,230

JAPAN — 3.1%

Tokio Marine Holdings	82,667	2,580,869

Toyota Motor ADR	4,000	1,006,720

		3,587,589

MEXICO — 1.3%

Grupo Financiero Banorte, Cl O	138,244	1,466,879

RUSSIA — 0.0%

Gazprom PJSC * (A)	177,982	19

MMC Norilsk Nickel PJSC (A)	1,511	—

Polyus PJSC * (A)	1,565	—

Rosneft Oil PJSC (A)	134,799	15

		34

SOUTH KOREA — 2.0%

Samsung Electronics	38,528	2,312,395

SPAIN — 3.9%

Banco Bilbao Vizcaya Argentaria	373,865	4,457,648

SWITZERLAND — 1.5%

Novartis	17,336	1,681,632

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

TAIWAN — 5.3%

Taiwan Semiconductor Manufacturing	190,932	$4,587,833

Taiwan Semiconductor Manufacturing ADR	11,026	1,500,087

		6,087,920

UNITED KINGDOM — 5.8%

AstraZeneca ADR	83,697	5,670,471

HSBC Holdings	124,056	970,057

		6,640,528

UNITED STATES — 32.4%

Communication Services — 3.2%

Meta Platforms, Cl A	7,454	3,619,513

Consumer Discretionary — 2.0%

Ford Motor	167,405	2,223,139

Consumer Staples — 4.1%

PepsiCo	6,225	1,089,437

Philip Morris International	27,671	2,535,217

Procter & Gamble	6,427	1,042,781

		4,667,435

Financials — 5.8%

Blackstone, Cl A	24,846	3,264,019

Goldman Sachs Group	1,880	785,257

JPMorgan Chase	12,992	2,602,298

		6,651,574

Health Care — 1.0%

Merck	9,000	1,187,550

Industrials — 2.3%

Caterpillar	7,145	2,618,142

Information Technology — 9.9%

Broadcom	3,540	4,691,952

Lam Research	3,234	3,142,057

Microsoft	8,253	3,472,202

		11,306,211

Utilities — 4.1%

Duke Energy	23,289	2,252,279

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Utilities (continued)

NextEra Energy	37,594	$2,402,633

		4,654,912

TOTAL UNITED STATES		36,928,476

Total Common Stock

(Cost $93,685,708)		114,089,487

Total Investments — 99.9%
(Cost $93,685,708)		$114,089,487

Percentages are based on Net Assets of $114,170,363.

*	Non-income producing security.

(A)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

PJSC —Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

The following is a summary of the level of inputs used as of March 31, 2024, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Australia	$3,769,504	$—	$—	$3,769,504

Brazil	8,700,912	—	—	8,700,912

Canada	4,124,433	—	—	4,124,433

China	4,130,538	—	—	4,130,538

Denmark	5,522,869	—	—	5,522,869

France	10,367,026	—	—	10,367,026

India	11,353,874	—	—	11,353,874

Italy	2,957,230	—	—	2,957,230

Japan	3,587,589	—	—	3,587,589

Mexico	1,466,879	—	—	1,466,879

Russia	—	—	34	34

South Korea	2,312,395	—	—	2,312,395

Spain	4,457,648	—	—	4,457,648

Switzerland	1,681,632	—	—	1,681,632

Taiwan	6,087,920	—	—	6,087,920

United Kingdom	6,640,528	—	—	6,640,528

United States	36,928,476	—	—	36,928,476

Total Common Stock	114,089,453	—	34	114,089,487

Total Investments in Securities	$114,089,453	$—	$34	$114,089,487

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended March 31, 2024, Institutional Shares of the GQG Partners International Quality Dividend Income Fund outperformed the MSCI ACWI ex USA High Dividend Yield Index by 1,112 basis points, posting a total return of +24.29 per cent versus a benchmark return of +13.17 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Energy, Healthcare, and Utilities. The largest detractors to relative performance were an underweight to Consumer Discretionary, stock selection in Consumer Staples, and an overweight to Healthcare. On a country basis, the largest contributors to relative performance were stock selection in Brazil, stock section in Denmark, and an overweight to India. The largest detractors to relative performance were an overweight to Brazil, an overweight to Denmark, and stock selection Switzerland.

During the period, we added exposure to the Financials sector. Many central banks appear to be near the end of their tightening cycle. If rates turn lower, funding costs for certain financial institutions are likely to decline. In addition, capital markets activity and investment banking revenue appear to be inflecting positively. As a result, we believe select financial companies may see an increase in earnings and the potential to raise their dividends.

In contrast, we trimmed a portion of our Consumer Staples exposure, having found what we consider to be more compelling risk-adjusted opportunities elsewhere.

Notable Contributor to Performance

Petróleo Brasileiro S.A. - Petrobras is an oil and gas exploration and production company with additional operations in refining, transportation, petrochemicals, and power generation. The firm is headquartered in Brazil. The shares increased during the fiscal year after the company announced what we consider to be a rational budget of renewable energy capital expenditures, a new capital return policy that exceeded investor expectations, record production levels, and record refinery utilization rates.

Notable Detractor to Performance

Vale S.A. - Vale is an iron ore miner and makes iron ore pellets used in the steel industry. The company also produces industrial and precious metals. Vale is based in Brazil. The stock declined after posting lower than expected revenue and earnings during the 2Q23 period as the company was impacted by a slow economic recovery in China from its COVID related lockdowns in 2022 and the implications for muted near-term demand for iron ore.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024 (Unaudited)

Definition of the Comparative Index

MSCI ACWI ex USA High Dividend Yield Index is based on MSCI ACWI ex USA, its parent index, and includes large and mid cap stocks across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners International Quality

Dividend Income Fund, Institutional Shares versus the MSCI ACWI ex USA High Dividend Yield (Net) Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED MARCH 31, 2024*

	1 Year	Annualized Inception to Date

Investor shares†	24.13%	4.72%

Institutional shares	24.29%	4.78%

MSCI ACWI ex USA High Dividend Yield (Net) Index	13.17%	4.39%

* The GQG Partners International Quality Dividend Income Fund commenced operations on June 30, 2021.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on the previous page.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.7%

	Shares	Value

AUSTRALIA — 6.5%

Glencore PLC	1,068,851	$5,877,526

Rio Tinto ADR	38,630	2,462,276

Whitehaven Coal	448,575	2,077,820

		10,417,622

BRAZIL — 6.9%

Banco do Brasil	126,800	1,435,811

Itau Unibanco Holding ADR	417,148	2,890,836

Petroleo Brasileiro ADR	451,421	6,866,113

		11,192,760

CANADA — 1.4%

Fortis	57,129	2,259,408

CHINA — 6.2%

China Construction Bank, Cl H	2,761,000	1,665,113

China Shenhua Energy, Cl H	783,816	3,079,601

Industrial & Commercial Bank of China, Cl H	4,396,000	2,213,039

PetroChina, Cl H	2,650,000	2,265,203

PICC Property & Casualty, Cl H	593,548	782,656

		10,005,612

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

DENMARK — 5.6%

Novo Nordisk, Cl B	69,968	$8,984,585

FRANCE — 4.8%

BNP Paribas	34,012	2,419,222

TotalEnergies	76,953	5,274,920

		7,694,142

GERMANY — 3.1%

Deutsche Telekom	80,430	1,954,440

Muenchener Rueckversicherungs-Gesellschaft in Muenchen	6,095	2,977,297

		4,931,737

INDIA — 14.7%

Adani Ports & Special Economic Zone	499,024	8,028,720

Coal India	162,488	845,731

ITC	782,681	4,019,801

NTPC	1,635,645	6,585,529

Power Grid Corp of India	401,582	1,333,270

State Bank of India	313,047	2,823,907

		23,636,958

INDONESIA — 1.8%

Bank Mandiri Persero	6,353,516	2,905,266

ITALY — 2.4%

Eni	138,302	2,187,906

Intesa Sanpaolo	448,528	1,629,064

		3,816,970

JAPAN — 4.4%

Tokio Marine Holdings	123,647	3,860,267

Toyota Motor ADR	13,018	3,276,370

		7,136,637

MEXICO — 1.9%

Grupo Financiero Banorte, Cl O	288,500	3,061,215

RUSSIA — 0.0%

Gazprom PJSC * (A)	141,071	15

MMC Norilsk Nickel PJSC (A)	866	—

Polyus PJSC * (A)	1,135	—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

RUSSIA (continued)

Rosneft Oil PJSC (A)	98,129	$11

		26

SOUTH KOREA — 1.9%

Samsung Electronics	52,399	3,144,913

SPAIN — 5.1%

Banco Bilbao Vizcaya Argentaria	498,211	5,940,243

CaixaBank	465,329	2,257,971

		8,198,214

SWITZERLAND — 2.4%

Novartis	40,312	3,910,358

TAIWAN — 6.9%

MediaTek	61,000	2,211,008

Taiwan Semiconductor Manufacturing ADR	65,644	8,930,866

		11,141,874

UNITED KINGDOM — 9.6%

AstraZeneca	43,840	5,913,563

HSBC Holdings	774,400	6,050,580

Standard Chartered	420,550	3,600,208

		15,564,351

UNITED STATES — 11.1%

Consumer Discretionary — 2.1%

Stellantis	117,711	3,331,221

Consumer Staples — 3.2%

Philip Morris International	57,053	5,227,196

Health Care — 1.1%

Roche Holding	7,143	1,821,636

Information Technology — 4.7%

Broadcom	5,690	7,541,583

TOTAL UNITED STATES		17,921,636

Total Common Stock

(Cost $128,836,009)		155,924,284

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

PREFERRED STOCK — 2.6%

	Shares	Value

BRAZIL — 2.6%

Petroleo Brasileiro (B)

Cost (4,100,862)	554,024	$4,150,573

Total Investments— 99.3%

(Cost $132,936,871)		$160,074,857

Percentages are based on Net Assets of $161,196,089.

*	Non-income producing security.

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PJSC — Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

The following is a summary of the level of inputs used as of March 31, 2024, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock

Australia	$10,417,622	$—	$—	$10,417,622

Brazil	11,192,760	—	—	11,192,760

Canada	2,259,408	—	—	2,259,408

China	10,005,612	—	—	10,005,612

Denmark	—	8,984,585	—	8,984,585

France	7,694,142	—	—	7,694,142

Germany	4,931,737	—	—	4,931,737

India	23,636,958	—	—	23,636,958

Indonesia	2,905,266	—	—	2,905,266

Italy	3,816,970	—	—	3,816,970

Japan	7,136,637	—	—	7,136,637

Mexico	3,061,215	—	—	3,061,215

Russia	—	—	26	26

South Korea	3,144,913	—	—	3,144,913

Spain	8,198,214	—	—	8,198,214

Switzerland	3,910,358	—	—	3,910,358

Taiwan	11,141,874	—	—	11,141,874

United Kingdom	15,564,351	—	—	15,564,351

United States	17,921,636	—	—	17,921,636

Total Common Stock	146,939,673	8,984,585	26	155,924,284

Preferred Stock

Brazil	4,150,573	—	—	4,150,573

Total Investments in Securities	$151,090,246	$8,984,585	$26	$160,074,857

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2024 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended March 31, 2024, Institutional Shares of the GQG Partners US Quality Dividend Income Fund outperformed the MSCI USA High Dividend Yield Index by 120 basis points, posting a total return of +16.49 per cent versus a benchmark return of +15.29 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Healthcare, Information Technology, and Energy. The largest detractors to relative performance were an overweight to Energy, stock selection in Financials, and an overweight to Utilities.

During the period, we added exposure to the Financials sector. Many central banks appear to be near the end of their tightening cycle. If rates turn lower, funding costs for certain financial institutions are likely to decline. In addition, capital markets activity and investment banking revenue appear to be inflecting positively. As a result, we believe select financial companies may see an increase in earnings and the potential to raise their dividends.

In contrast, we trimmed a portion of our Utilities exposure, having found what we consider to be more compelling risk-adjusted opportunities elsewhere.

Notable Contributor to Performance

Broadcom Inc. - Broadcom designs and manufactures semiconductors for a wide range of end markets including broadband access, networking equipment, wireless connectivity, storage, and industrial electronics. The company also designs infrastructure software for application development, database management, and cybersecurity solutions. Broadcom is based in California. The stock increased during the fiscal year after the management team expressed optimism that portions of their product line would benefit meaningfully from the proliferation of generative artificial intelligence applications, forecasted record EBITDA margins in the current year as Broadcom assimilates the recently closed VMware acquisition, and increased its dividend.

Notable Detractor to Performance

Exxon Mobil Corporation - Exxon Mobil is a Texas based oil and natural gas producer. It also markets petroleum, petrochemical and other specialty products. We believe the shares fell in response to a decline in energy commodity prices during the 4Q23 period when we held the name. The spot price of WTI and Brent crude oil fell 21% and 16%, respectively, while US natural gas prices decreased 21%. Energy prices were weak as the International Energy Agency reduced its oil-demand forecast for that quarter and unseasonably mild weather in many corners of the world negatively impacted natural gas volumes.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2024 (Unaudited)

Definition of the Comparative Index

MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2024 (Unaudited)

GROWTH OF A $500,000 INVESTMENT

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners US Quality Dividend

Income Fund, Institutional Shares versus the MSCI USA High Dividend Yield (Net) Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED MARCH 31, 2024*

	1 Year	Annualized Inception to Date

Investor shares†	16.29%	11.42%

Institutional shares	16.49%	11.51%

MSCI USA High Dividend Yield (Net) Index	15.29%	6.19%

* The GQG Partners US Quality Dividend Income Fund commenced operations on June 30, 2021.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and they should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on the previous page.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

SECTOR WEIGHTING (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.5%

	Shares	Value

AUSTRALIA — 2.4%

Glencore PLC	669,715	$3,682,709

CANADA — 3.6%

Canadian Natural Resources	73,109	5,579,679

UNITED KINGDOM — 4.5%

AstraZeneca ADR	61,816	4,188,034

HSBC Holdings ADR	68,980	2,715,053

		6,903,087

UNITED STATES — 88.0%

Communication Services — 3.1%

Meta Platforms, Cl A	9,756	4,737,318

Consumer Discretionary — 2.8%

DR Horton	1,807	297,342

Ford Motor	296,943	3,943,403

		4,240,745

Consumer Staples — 13.8%

PepsiCo	27,854	4,874,729

Philip Morris International	57,920	5,306,630

Procter & Gamble	27,621	4,481,507

Target	19,057	3,377,091

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Consumer Staples (continued)

Walmart	53,457	$3,216,508

		21,256,465

Energy — 8.2%

Exxon Mobil	29,130	3,386,071

ONEOK	78,450	6,289,337

Peabody Energy	123,044	2,985,047

		12,660,455

Financials — 19.3%

American International Group	53,965	4,218,444

Blackstone, Cl A	45,598	5,990,209

Citigroup	73,055	4,619,998

CME Group, Cl A	26,248	5,650,932

Goldman Sachs Group	10,782	4,503,534

JPMorgan Chase	24,327	4,872,698

		29,855,815

Health Care — 8.0%

Eli Lilly	9,866	7,675,354

Merck	35,976	4,747,033

		12,422,387

Industrials — 2.9%

Automatic Data Processing	5,712	1,426,515

Union Pacific	12,528	3,081,011

		4,507,526

Information Technology — 22.7%

Broadcom	10,268	13,609,310

Lam Research	10,915	10,604,687

Microsoft	14,847	6,246,430

Seagate Technology Holdings	50,192	4,670,365

		35,130,792

Materials — 3.1%

Arch Resources	29,981	4,820,645

Utilities — 4.1%

Duke Energy	31,000	2,998,010

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND MARCH 31, 2024

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Utilities (continued)

NextEra Energy	52,053	$3,326,707

		6,324,717

TOTAL UNITED STATES		135,956,865

Total Common Stock

(Cost $120,998,209)		152,122,340

Total Investments— 98.5%
(Cost $120,998,209)		$152,122,340

Percentages are based on Net Assets of $154,473,184.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2024, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

[This Page Intentionally Left Blank]

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund
Assets:

Investments, at Value (Cost $14,750,413,130, $1,674,537,761 and $1,553,371,770)	$19,593,966,362	$2,493,595,463	$2,292,425,977

Foreign Currency, at Value (Cost $21,638,226, $854,264 and $86)	21,503,883	852,535	83

Cash	644,234,433	51,073,040	43,960,665

Receivable for Capital Shares Sold	60,446,424	6,636,459	12,700,358

Dividend and Interest Receivable	32,162,597	1,105,066	1,168,571

Reclaim Receivable(1)	3,927,038	1,327,562	184,965

Unrealized Gain on Foreign Spot Currency Contracts	23,354	3,009	–

Receivable for Investment Securities Sold	–	2,382,273	4,607,894

Other Prepaid Expenses	317,552	39,722	38,923

Total Assets	20,356,581,643	2,557,015,129	2,355,087,436

Liabilities:

Accrued Foreign Capital Gains Tax on Appreciated Securities	286,470,968	8,396,853	–

Payable for Investment Securities Purchased	38,375,291	5,707,682	–

Payable for Capital Shares Redeemed	14,806,989	1,272,452	1,599,599

Payable to Investment Adviser	14,409,957	1,392,848	846,158

Custody Fees Payable	955,277	26,397	2,729

Payable to Administrator	417,729	54,112	48,773

Shareholder Servicing Fees Payable, Investor Shares	112,702	10,174	36,728

Audit Fees Payable	26,145	26,145	26,145

Payable to Trustees	17,233	2,318	1,974

Transfer Agent Fees Payable	5,875	9,269	6,987

Chief Compliance Officer Fees Payable	5,150	693	590

Other Accrued Expenses and Other Payables	616,348	87,668	39,588

Total Liabilities	356,219,664	16,986,611	2,609,271

Commitments and Contingencies† Net Assets	$20,000,361,979	$2,540,028,518	$2,352,478,165

Net Assets Consist of:

Paid-in Capital	$16,950,591,039	$1,814,953,608	$1,670,534,166

Total Distributable Earnings	3,049,770,940	725,074,910	681,943,999

Net Assets	$20,000,361,979	$2,540,028,518	$2,352,478,165

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund
Investor Shares:

Net Assets	$616,353,192	$81,323,231	$286,109,615

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	35,468,399	4,163,119	12,739,019

Net Asset Value, Offering and Redemption Price Per Share	$17.38	$19.53	$22.46

Institutional Shares:

Net Assets	$19,043,297,869	$2,393,658,415	$2,024,632,364

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	1,089,220,293	122,093,351	89,787,863

Net Asset Value, Offering and Redemption Price Per Share	$17.48	$19.61	$22.55

R6 Shares:

Net Assets	$340,710,918	$65,046,872	$41,736,186

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	19,484,919	3,319,288	1,850,298

Net Asset Value, Offering and Redemption Price Per Share	$17.49	$19.60	$22.56

† See Note 5 in the Notes to Financial Statements.

(1) See Note 2 in the Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund
Assets:
Investments, at Value (Cost $93,685,708, $132,936,871 and $120,998,209)	$114,089,487	$160,074,857	$152,122,340
Foreign Currency, at Value (Cost $173, $248,756 and $–)	174	257,327	–

Cash	408,252	1,082,030	2,269,868

Dividend and Interest Receivable	251,324	794,755	328,403

Reclaim Receivable(1)	134,138	218,779	38,307

Receivable for Capital Shares Sold	125,841	62,483	273,642

Receivable for Investment Securities Sold	–	–	9,119,918

Unrealized Gain on Foreign Spot Currency Contracts	–	57	–

Other Prepaid Expenses	6,356	6,510	6,975

Total Assets	115,015,572	162,496,798	164,159,453

Liabilities:

Accrued Foreign Capital Gains Tax on Appreciated Securities	501,689	877,736	–

Payable for Capital Shares Redeemed	250,487	300,569	313,079

Payable to Investment Adviser	48,857	67,116	45,693

Audit Fees Payable	26,145	26,145	26,145

Transfer Agent Fees Payable	7,036	7,271	7,255

Payable to Administrator	5,505	5,521	5,521

Custody Fees Payable	2,450	4,523	957

Shareholder Servicing Fees Payable, Investor Shares	931	1,049	391

Payable to Trustees	100	140	134

Chief Compliance Officer Fees Payable	30	42	40

Payable for Investment Securities Purchased	–	–	9,285,340

Other Accrued Expenses and Other Payables	1,979	10,597	1,714

Total Liabilities	845,209	1,300,709	9,686,269

Commitments and Contingencies† Net Assets	$114,170,363	$161,196,089	$154,473,184

Net Assets Consist of:

Paid-in Capital	$100,812,685	$150,193,501	$135,903,983

Total Distributable Earnings	13,357,678	11,002,588	18,569,201

Net Assets	$114,170,363	$161,196,089	$154,473,184

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund
Investor Shares:

Net Assets	$9,777,723	$10,015,010	$5,079,072

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	851,268	1,003,388	405,521

Net Asset Value, Offering and Redemption Price Per Share	$11.49	$9.98	$12.52

Institutional Shares:

Net Assets	$104,392,640	$151,181,079	$149,394,112

Outstanding Shares of beneficial interest (unlimited authorization — no par value)	9,091,884	15,149,004	11,925,022

Net Asset Value, Offering and Redemption Price Per Share	$11.48	$9.98	$12.53

† See Note 5 in the Notes to Financial Statements.

(1) See Note 2 in the Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE YEAR ENDED MARCH 31, 2024

STATEMENTS OF OPERATIONS

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund
Investment Income:

Dividends	$606,532,922	$34,379,985	$12,944,604

Interest	32,640,714	1,928,450	1,661,899

Less: Foreign Taxes Withheld	(48,546,823)	(1,037,054)	(405,299)

Total Investment Income	590,626,813	35,271,381	14,201,204

Expenses:

Investment Advisory Fees	133,189,284	12,295,814	7,319,030

Administration Fees	3,990,050	509,792	438,769

Shareholder Servicing Fees, Investor Shares	912,914	53,355	216,633

Trustees’ Fees	62,377	7,920	6,905

Chief Compliance Officer Fees	16,773	2,536	2,208

Custodian Fees	4,784,679	121,392	14,376

Registration and Filing Fees	1,094,008	170,422	131,890

Transfer Agent Fees	1,048,540	130,602	166,445

Printing Fees	568,666	62,991	74,343

Legal Fees	138,663	17,879	15,468

Audit Fees	27,454	27,704	27,355

Other Expenses	186,192	23,674	15,990

Total Expenses	146,019,600	13,424,081	8,429,412

Less:

Waiver of Investment Advisory Fees	(468,416)	–	(193,626)

Advisory Waiver Recapture - Note 5	1,056,286	29,461	–

Fees Paid Indirectly	(729,915)	(52,756)	(89,023)

Net Expenses	145,877,555	13,400,786	8,146,763

Net Investment Income	444,749,258	21,870,595	6,054,441

Net Realized Gain (Loss) on:
Investments	29,864,280	33,390,638	40,214,184

Foreign Capital Gains Tax	(21,970,553)	(1,006,492)	–

Foreign Currency Transactions	(11,117,472)	207,200	–

Net Realized Gain (Loss)	(3,223,745)	32,591,346	40,214,184

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	4,619,521,826	714,466,841	637,596,529

Accrued Foreign Capital Gains Tax on Appreciated Securities	(203,531,017)	(8,396,853)	–

Foreign Currency Translation	(2,605,504)	(30,163)	3

Net Change in Unrealized Appreciation (Depreciation)	4,413,385,305	706,039,825	637,596,532

Net Realized and Unrealized Gain	4,410,161,560	738,631,171	677,810,716

Net Increase in Net Assets Resulting from Operations	$4,854,910,818	$760,501,766	$683,865,157

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE YEAR ENDED MARCH 31, 2024

STATEMENTS OF OPERATIONS

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund
Investment Income:

Dividends	$4,782,060	$6,729,890	$4,309,876

Interest	219,545	175,439	163,500

Less: Foreign Taxes Withheld	(325,032)	(592,131)	(23,694)

Total Investment Income	4,676,573	6,313,198	4,449,682

Expenses:

Investment Advisory Fees	614,779	679,926	651,544

Administration Fees	65,134	65,178	65,178

Shareholder Servicing Fees, Investor Shares	12,522	8,240	4,416

Chief Compliance Officer Fees	546	561	581

Trustees’ Fees	403	459	572

Transfer Agent Fees	44,136	44,125	44,756

Audit Fees	27,305	27,455	27,454

Registration and Filing Fees	18,418	29,477	21,530

Custodian Fees	12,458	21,666	4,041

Printing Fees	5,624	14,022	15,373

Legal Fees	970	1,070	1,393

Other Expenses	–	9,030	2,260

Total Expenses	802,295	901,209	839,098

Less:

Waiver of Investment Advisory Fees	(87,045)	(103,161)	(124,064)

Fees Paid Indirectly	(1,378)	(499)	(822)

Net Expenses	713,872	797,549	714,212

Net Investment Income	3,962,701	5,515,649	3,735,470

Net Realized Gain (Loss) on:
Investments	354,533	(3,219,880)	(3,386,861)

Foreign Capital Gains Tax	(4,691)	(39,306)	–

Foreign Currency Transactions	(20,893)	(40,687)	882

Net Realized Gain (Loss)	328,949	(3,299,873)	(3,385,979)

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	17,657,123	23,462,653	21,606,684

Accrued Foreign Capital Gains Tax on Appreciated Securities	(458,375)	(792,324)	–

Foreign Currency Translation	(2,701)	4,236	–

Net Change in Unrealized Appreciation (Depreciation)	17,196,047	22,674,565	21,606,684

Net Realized and Unrealized Gain	17,524,996	19,374,692	18,220,705

Net Increase in Net Assets Resulting from Operations	$21,487,697	$24,890,341	$21,956,175

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$444,749,258	$536,657,291
Net Realized Loss	(3,223,745)	(1,267,999,982)
Net Change in Unrealized Appreciation (Depreciation)	4,413,385,305	(373,557,253)

Net Increase (Decrease) in Net Assets Resulting From Operations	4,854,910,818	(1,104,899,944)

Distributions:
Investor Shares	(11,854,772)	(11,639,537)
Institutional Shares	(420,512,133)	(522,487,692)
R6 Shares	(7,717,592)	(7,429,787)

Total Distributions	(440,084,497)	(541,557,016)

Capital Share Transactions (1):
Investor Shares
Issued	296,333,713	206,842,185
Reinvestment of Distributions	11,783,124	11,520,897
Redeemed	(111,205,782)	(93,451,431)

Net Investor Shares Transactions	196,911,055	124,911,651

Institutional Shares
Issued	6,620,771,903	6,945,155,885
Reinvestment of Distributions	352,024,434	434,699,688
Redeemed	(3,096,553,686)	(3,632,235,201)

Net Institutional Shares Transactions	3,876,242,651	3,747,620,372

R6 Shares
Issued	142,947,044	171,290,896
Reinvestment of Distributions	7,393,054	7,196,707
Redeemed	(77,202,755)	(44,808,073)

Net R6 Shares Transactions	73,137,343	133,679,530

Net Increase in Net Assets From Capital Share Transactions	4,146,291,049	4,006,211,553

Total Increase in Net Assets	8,561,117,370	2,359,754,593

Net Assets:
Beginning of Year	11,439,244,609	9,079,490,016

End of Year	$20,000,361,979	$11,439,244,609

(1) See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$21,870,595	$41,725,104
Net Realized Gain (Loss)	32,591,346	(117,838,355)
Net Change in Unrealized Appreciation (Depreciation)	706,039,825	(19,317,582)

Net Increase (Decrease) in Net Assets Resulting From Operations	760,501,766	(95,430,833)

Distributions:
Investor Shares	(364,348)	(634,128)
Institutional Shares	(27,401,446)	(37,678,705)
R6 Shares	(771,838)	(1,372,115)

Total Distributions	(28,537,632)	(39,684,948)

Capital Share Transactions (1):
Investor Shares
Issued	55,361,300	26,182,905
Reinvestment of Distributions	364,080	633,906
Redeemed	(9,676,916)	(6,306,884)

Net Investor Shares Transactions	46,048,464	20,509,927

Institutional Shares
Issued	716,721,187	884,807,586
Reinvestment of Distributions	23,331,601	33,659,269
Redeemed	(354,824,644)	(316,652,650)

Net Institutional Shares Transactions	385,228,144	601,814,205

R6 Shares
Issued	280,380	1,900,154
Reinvestment of Distributions	771,838	1,372,115
Redeemed	(4,008,186)	(1,072,762)

Net R6 Shares Transactions	(2,955,968)	2,199,507

Net Increase in Net Assets From Capital Share Transactions	428,320,640	624,523,639

Total Increase in Net Assets	1,160,284,774	489,407,858

Net Assets:
Beginning of Year	1,379,743,744	890,335,886

End of Year	$2,540,028,518	$1,379,743,744

(1) See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$6,054,441	$25,047,410
Net Realized Gain (Loss)	40,214,184	(97,014,258)
Net Change in Unrealized Appreciation (Depreciation)	637,596,532	(54,189,266)

Net Increase (Decrease) in Net Assets Resulting From Operations	683,865,157	(126,156,114)

Distributions:
Investor Shares	(532,104)	(3,499,063)
Institutional Shares	(10,006,202)	(57,344,131)
R6 Shares	(207,198)	(346,679)

Total Distributions	(10,745,504)	(61,189,873)

Capital Share Transactions (1):
Investor Shares
Issued	187,757,711	92,719,744
Reinvestment of Distributions	532,024	3,499,063
Redeemed	(35,923,865)	(30,631,601)

Net Investor Shares Transactions	152,365,870	65,587,206

Institutional Shares
Issued	573,749,050	791,491,635
Reinvestment of Distributions	9,249,210	54,301,888
Redeemed	(437,659,928)	(284,869,964)

Net Institutional Shares Transactions	145,338,332	560,923,559

R6 Shares
Issued	27,739,672	1,806,156
Reinvestment of Distributions	207,198	346,679
Redeemed	(4,925,728)	(2,471,397)

Net R6 Shares Transactions	23,021,142	(318,562)

Net Increase in Net Assets From Capital Share Transactions	320,725,344	626,192,203

Total Increase in Net Assets	993,844,997	438,846,216

Net Assets:
Beginning of Year	1,358,633,168	919,786,952

End of Year	$2,352,478,165	$1,358,633,168

(1) See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$3,962,701	$4,204,593
Net Realized Gain (Loss)	328,949	(2,356,591)
Net Change in Unrealized Appreciation (Depreciation)	17,196,047	(2,001,492)

Net Increase (Decrease) in Net Assets Resulting From Operations	21,487,697	(153,490)

Distributions:
Investor Shares	(363,690)	(312,405)
Institutional Shares	(3,537,489)	(3,874,098)
Return of Capital:
Investor Shares	–	(241)
Institutional Shares	–	(2,991)

Total Distributions	(3,901,179)	(4,189,735)

Capital Share Transactions (1):
Investor Shares
Issued	1,852,918	8,033,888
Reinvestment of Distributions	363,645	312,519
Redeemed	(3,045,905)	(860,802)

Net Investor Shares Transactions	(829,342)	7,485,605

Institutional Shares
Issued	10,416,142	20,661,420
Reinvestment of Distributions	3,502,005	3,869,246
Redeemed	(6,896,999)	(8,863,839)

Net Institutional Shares Transactions	7,021,148	15,666,827

Net Increase in Net Assets From Capital Share Transactions	6,191,806	23,152,432

Total Increase in Net Assets	23,778,324	18,809,207

Net Assets:
Beginning of Year	90,392,039	71,582,832

End of Year	$114,170,363	$90,392,039

(1) See Note 7 in the Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$5,515,649	$4,656,799
Net Realized Loss	(3,299,873)	(7,840,001)
Net Change in Unrealized Appreciation	22,674,565	2,164,426

Net Increase (Decrease) in Net Assets Resulting From Operations	24,890,341	(1,018,776)

Distributions:
Investor Shares	(326,156)	(102,794)
Institutional Shares	(4,968,525)	(4,526,031)

Total Distributions	(5,294,681)	(4,628,825)

Capital Share Transactions (1):
Investor Shares
Issued	4,184,119	4,829,723
Reinvestment of Distributions	326,156	102,794
Redeemed	(1,334,187)	(135,191)

Net Investor Shares Transactions	3,176,088	4,797,326

Institutional Shares
Issued	60,041,834	68,881,597
Reinvestment of Distributions	4,950,570	4,525,981
Redeemed	(23,620,807)	(21,158,326)

Net Institutional Shares Transactions	41,371,597	52,249,252

Net Increase in Net Assets From Capital Share Transactions	44,547,685	57,046,578

Total Increase in Net Assets	64,143,345	51,398,977

Net Assets:
Beginning of Year	97,052,744	45,653,767

End of Year	$161,196,089	$97,052,744

(1) See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Operations:
Net Investment Income	$3,735,470	$4,147,671
Net Realized Loss	(3,385,979)	(6,780,455)
Net Change in Unrealized Appreciation	21,606,684	609,198

Net Increase (Decrease) in Net Assets Resulting From Operations	21,956,175	(2,023,586)

Distributions:
Investor Shares	(118,070)	(73,853)
Institutional Shares	(3,626,935)	(4,074,202)

Total Distributions	(3,745,005)	(4,148,055)

Capital Share Transactions (1):
Investor Shares
Issued	1,532,082	3,058,058
Reinvestment of Distributions	118,070	73,853
Redeemed	(1,252,589)	(207,089)

Net Investor Shares Transactions	397,563	2,924,822

Institutional Shares
Issued	15,115,603	97,546,015
Reinvestment of Distributions	3,344,526	3,871,157
Redeemed	(46,493,729)	(14,636,668)

Net Institutional Shares Transactions	(28,033,600)	86,780,504

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(27,636,037)	89,705,326

Total Increase (Decrease) in Net Assets	(9,424,867)	83,533,685

Net Assets:
Beginning of Year	163,898,051	80,364,366

End of Year	$154,473,184	$163,898,051

(1) See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Net Asset Value, Beginning of Year/Period	$12.96	$15.44	$17.65	$14.84	$13.11	$12.43

Income from Investment Operations:
Net Investment Income*	0.41	0.69	0.36	0.13	0.07	0.14
Net Realized and Unrealized Gain (Loss)	4.41	(2.48)	(1.94)	2.71	1.80	0.61

Total from Investment Operations	4.82	(1.79)	(1.58)	2.84	1.87	0.75

Dividends and Distributions:
Net Investment Income	(0.40)	(0.69)	(0.38)	(0.03)	(0.14)	(0.07)
Capital Gains	—	—	(0.25)	—	—	—

Total Dividends and Distributions	(0.40)	(0.69)	(0.63)	(0.03)	(0.14)	(0.07)

Net Asset Value, End of Year/Period	$17.38	$12.96	$15.44	$17.65	$14.84	$13.11

Total Return†	37.50%	(11.47)%	(9.19)%	19.12%	14.39%	6.10%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$616,353	$294,808	$204,004	$173,963	$88,121	$18,124
Ratio of Expenses to Average Net Assets	1.20%(2)	1.23%(2)	1.16%††(2)	1.16%(2)	1.16%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	1.20%	1.22%	1.15%††	1.16%	1.22%	1.26%
Ratio of Net Investment Income to Average Net Assets	2.72%	5.14%	3.14%††	0.72%	0.53%	1.17%
Portfolio Turnover Rate	49%	88%	75%‡	101%	93%	74%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Net Asset Value, Beginning of Year/Period	$13.03	$15.52	$17.74	$14.90	$13.15	$12.47

Income from Investment Operations:
Net Investment Income*	0.46	0.74	0.37	0.16	0.09	0.18
Net Realized and Unrealized Gain (Loss)	4.42	(2.51)	(1.93)	2.72	1.82	0.59

Total from Investment Operations	4.88	(1.77)	(1.56)	2.88	1.91	0.77

Dividends and Distributions:
Net Investment Income	(0.43)	(0.72)	(0.41)	(0.04)	(0.16)	(0.09)
Capital Gains	—	—	(0.25)	—	—	—

Total Dividends and Distributions	(0.43)	(0.72)	(0.66)	(0.04)	(0.16)	(0.09)

Net Asset Value, End of Year/Period	$17.48	$13.03	$15.52	$17.74	$14.90	$13.15

Total Return†	37.78%	(11.32)%	(9.07)%	19.35%	14.62%	6.31%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$19,043,298	$10,954,713	$8,809,402	$8,429,150	$4,276,901	$1,783,796
Ratio of Expenses to Average Net Assets	0.98%(2)	0.98%(2)	0.98%††(2)	0.98%(2)	0.98%	1.01%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.98%	0.97%	0.97%††	0.98%	1.03%	1.07%
Ratio of Net Investment Income to Average Net Assets	3.02%	5.46%	3.25%††	0.90%	0.67%	1.46%
Portfolio Turnover Rate	49%	88%	75%‡	101%	93%	74%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Net Asset Value, Beginning of Year/Period	$13.03	$15.52	$17.74	$14.90	$13.14	$12.47

Income from Investment Operations:
Net Investment Income*	0.45	0.65	0.37	0.21	0.08	0.19
Net Realized and Unrealized Gain (Loss)	4.44	(2.42)	(1.93)	2.67	1.84	0.57

Total from Investment Operations	4.89	(1.77)	(1.56)	2.88	1.92	0.76

Dividends and Distributions:
Net Investment Income	(0.43)	(0.72)	(0.41)	(0.04)	(0.16)	(0.09)
Capital Gains	—	—	(0.25)	—	—	—

Total Dividends and Distributions	(0.43)	(0.72)	(0.66)	(0.04)	(0.16)	(0.09)

Net Asset Value, End of Year/Period	$17.49	$13.03	$15.52	$17.74	$14.90	$13.14

Total Return†	37.86%	(11.32)%	(9.07)%	19.35%	14.71%	6.23%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$340,711	$189,724	$66,084	$65,354	$23,214	$13,241
Ratio of Expenses to Average Net Assets	0.98%(2)	0.98%(2)	0.98%††(2)	0.98%(2)	0.98%	1.01%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.98%	0.97%	0.97%††	0.98%	1.03%	1.07%
Ratio of Net Investment Income to Average Net Assets	3.01%	4.85%	3.25%††	1.17%	0.65%	1.57%
Portfolio Turnover Rate	49%	88%	75%‡	101%	93%	74%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$13.55	$15.28	$14.62	$12.48	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.15	0.43	0.27	0.08	0.04	0.03
Net Realized and Unrealized Gain (Loss)	6.03	(1.75)	0.62	2.06	1.96	0.45

Total from Investment Operations	6.18	(1.32)	0.89	2.14	2.00	0.48

Dividends and Distributions:
Net Investment Income	(0.20)	(0.39)	(0.23)	—	—	—
Capital Gains	—	(0.02)	—	—	—	—
Total Dividends and Distributions	(0.20)	(0.41)	(0.23)	—	—	—

Net Asset Value, End of Year/Period	$19.53	$13.55	$15.28	$14.62	$12.48	$10.48

Total Return†	45.88%	(8.73)%	6.11%	17.15%	19.08%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$81,323	$23,322	$4,087	$2,017	$1,252	$334
Ratio of Expenses to Average Net Assets	0.88%(3)	1.00%(3)	0.90%††(3)	0.90%	0.90%	0.90%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.88%	0.97%	0.88%††	0.91%	1.35%	3.91%††
Ratio of Net Investment Income to Average Net Assets	0.92%	3.05%	2.75%††	0.62%	0.33%	0.74%††
Portfolio Turnover Rate	97%	139%	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on March 29, 2019.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$13.60	$15.31	$14.65	$12.50	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.19	0.50	0.28	0.12	0.05	0.03
Net Realized and Unrealized Gain (Loss)	6.05	(1.79)	0.63	2.04	1.97	0.45

Total from Investment Operations	6.24	(1.29)	0.91	2.16	2.02	0.48

Dividends and Distributions:
Net Investment Income	(0.23)	(0.40)	(0.25)	(0.01)	—^	—
Capital Gains	—	(0.02)	—	—	—	—

Total Dividends and Distributions	(0.23)	(0.42)	(0.25)	(0.01)	—	—

Net Asset Value, End of Year/Period	$19.61	$13.60	$15.31	$14.65	$12.50	$10.48

Total Return†	46.19%	(8.52)%	6.22%	17.33%	19.32%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$2,393,659	$1,308,554	$834,826	$610,670	$201,026	$17,439
Ratio of Expenses to Average Net Assets	0.71%(3)	0.75%(3)	0.75%††(3)	0.75%	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.71%	0.72%	0.73%††	0.76%	1.14%	3.75%††
Ratio of Net Investment Income to Average Net Assets	1.16%	3.57%	2.81%††	0.86%	0.48%	0.88%††
Portfolio Turnover Rate	97%	139%	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on March 29, 2019.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$13.60	$15.30	$14.64	$12.50	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.20	0.51	0.28	0.19	0.05	0.03
Net Realized and Unrealized Gain (Loss)	6.03	(1.79)	0.63	1.96	1.97	0.45

Total from Investment Operations	6.23	(1.28)	0.91	2.15	2.02	0.48

Dividends and Distributions:
Net Investment Income	(0.23)	(0.40)	(0.25)	(0.01)	—^	—
Capital Gains	—	(0.02)	—	—	—	—

Total Dividends and Distributions	(0.23)	(0.42)	(0.25)	(0.01)	—	—

Net Asset Value, End of Year/Period	$19.60	$13.60	$15.30	$14.64	$12.50	$10.48

Total Return†	46.12%	(8.46)%	6.23%	17.25%	19.32%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$65,047	$47,868	$51,423	$52,514	$313	$262
Ratio of Expenses to Average Net Assets	0.71%(3)	0.75%(3)	0.75%††(3)	0.75%	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.70%	0.72%	0.73%††	0.76%	1.29%	3.77%††
Ratio of Net Investment Income to Average Net Assets	1.24%	3.63%	2.76%††	1.32%	0.50%	0.95%††
Portfolio Turnover Rate	97%	139%	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on March 29, 2019.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.18	$17.74	$16.42	$13.37	$10.71	$10.00

Income from Investment Operations:
Net Investment Income*	0.04	0.28	0.20	0.09	0.05	0.07
Net Realized and Unrealized Gain (Loss)	7.32	(2.15)	1.37	3.05	2.68	0.65

Total from Investment Operations	7.36	(1.87)	1.57	3.14	2.73	0.72

Dividends and Distributions:
Net Investment Income	(0.08)	(0.26)	(0.14)	(0.01)	(0.07)	(0.01)
Capital Gains	—	(0.43)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.08)	(0.69)	(0.25)	(0.09)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$22.46	$15.18	$17.74	$16.42	$13.37	$10.71

Total Return†	48.60%	(10.59)%	9.66%	23.57%	25.62%	7.20%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$286,110	$82,943	$25,786	$2,186	$1,233	$377
Ratio of Expenses to Average Net Assets	0.67%	0.74%	0.59%††	0.59%	0.60%	0.71%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.68%	0.76%	0.61%††	0.63%	0.94%	4.18%††
Ratio of Net Investment Income to Average Net Assets	0.21%	1.78%	1.75%††	0.61%	0.47%	0.87%††
Portfolio Turnover Rate	148%	211%	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.24	$17.78	$16.45	$13.39	$10.72	$10.00

Income from Investment Operations:
Net Investment Income*	0.07	0.33	0.16	0.12	0.06	0.07
Net Realized and Unrealized Gain (Loss)	7.36	(2.17)	1.42	3.04	2.68	0.66

Total from Investment Operations	7.43	(1.84)	1.58	3.16	2.74	0.73

Dividends and Distributions:
Net Investment Income	(0.12)	(0.27)	(0.14)	(0.02)	(0.07)	(0.01)
Capital Gains	—	(0.43)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.12)	(0.70)	(0.25)	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$22.55	$15.24	$17.78	$16.45	$13.39	$10.72

Total Return†	48.90%	(10.40)%	9.72%	23.69%	25.72%	7.33%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$2,024,632	$1,267,680	$884,331	$672,120	$165,974	$44,440
Ratio of Expenses to Average Net Assets	0.49%	0.49%	0.49%††	0.49%	0.54%	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.50%	0.51%	0.51%††	0.53%	0.86%	1.82%††
Ratio of Net Investment Income to Average Net Assets	0.39%	2.03%	1.45%††	0.80%	0.54%	0.79%††
Portfolio Turnover Rate	148%	211%	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.25	$17.79	$16.46	$13.39	$10.73	$10.00

Income from Investment Operations:
Net Investment Income*	0.08	0.33	0.16	0.13	0.07	0.08
Net Realized and Unrealized Gain (Loss)	7.35	(2.17)	1.42	3.04	2.66	0.66

Total from Investment Operations	7.43	(1.84)	1.58	3.17	2.73	0.74

Dividends and Distributions:
Net Investment Income	(0.12)	(0.27)	(0.14)	(0.02)	(0.07)	(0.01)
Capital Gains	—	(0.43)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.12)	(0.70)	(0.25)	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$22.56	$15.25	$17.79	$16.46	$13.39	$10.73

Total Return†	48.87%	(10.39)%	9.72%	23.77%	25.60%	7.43%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$41,736	$8,010	$9,670	$9,904	$337	$268
Ratio of Expenses to Average Net Assets	0.49%	0.49%	0.49%††	0.49%	0.54%	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.50%	0.51%	0.51%††	0.53%	0.93%	3.76%††
Ratio of Net Investment Income to Average Net Assets	0.41%	1.99%	1.39%††	0.84%	0.60%	0.99%††
Portfolio Turnover Rate	148%	211%	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$9.66	$10.36	$10.00

Income from Investment Operations:
Net Investment Income*	0.41	0.40	0.30
Net Realized and Unrealized Gain (Loss)	1.81	(0.59)	0.27

Total from Investment Operations	2.22	(0.19)	0.57

Dividends and Distributions:
Net Investment Income	(0.39)	(0.51)	(0.20)
Return of Capital	—	—^	(0.01)

Total Dividends and Distributions	(0.39)	(0.51)	(0.21)

Net Asset Value, End of Year/Period	$11.49	$9.66	$10.36

Total Return†	23.51%	(1.50)%	5.69%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$9,778	$9,124	$1,060
Ratio of Expenses to Average Net Assets	0.84%	0.86%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.93%	1.03%	1.83%††
Ratio of Net Investment Income to Average Net Assets	3.97%	4.19%	3.92%††
Portfolio Turnover Rate	67%	84%	109%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on June 30, 2021.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$9.66	$10.36	$10.00

Income from Investment Operations:
Net Investment Income*	0.41	0.53	0.32
Net Realized and Unrealized Gain (Loss)	1.82	(0.72)	0.25

Total from Investment Operations	2.23	(0.19)	0.57

Dividends and Distributions:
Net Investment Income	(0.41)	(0.51)	(0.20)
Return of Capital	—	—^	(0.01)

Total Dividends and Distributions	(0.41)	(0.51)	(0.21)

Net Asset Value, End of Year/Period	$11.48	$9.66	$10.36

Total Return†	23.58%	(1.46)%	5.70%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$104,392	$81,268	$70,523
Ratio of Expenses to Average Net Assets	0.70%	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.80%	0.92%	1.29%††
Ratio of Net Investment Income to Average Net Assets	3.98%	5.45%	4.14%††
Portfolio Turnover Rate	67%	84%	109%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on June 30, 2021.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$8.42	$9.54	$10.00

Income from Investment Operations:
Net Investment Income*	0.43	0.49	0.32
Net Realized and Unrealized Gain (Loss)	1.55	(1.10)	(0.56)

Total from Investment Operations	1.98	(0.61)	(0.24)

Dividends and Distributions:
Net Investment Income	(0.42)	(0.51)	(0.22)

Total Dividends and Distributions	(0.42)	(0.51)	(0.22)

Net Asset Value, End of Year/Period	$9.98	$8.42	$9.54

Total Return†	24.13%	(6.24)%	(2.45)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$10,015	$5,562	$1,025
Ratio of Expenses to Average Net Assets	0.83%	0.91%	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.96%	1.08%	1.91%††
Ratio of Net Investment Income to Average Net Assets	4.78%	5.73%	4.33%††
Portfolio Turnover Rate	48%	80%	102%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$8.42	$9.54	$10.00

Income from Investment Operations:
Net Investment Income*	0.46	0.53	0.35
Net Realized and Unrealized Gain (Loss)	1.53	(1.14)	(0.59)

Total from Investment Operations	1.99	(0.61)	(0.24)

Dividends and Distributions:
Net Investment Income	(0.43)	(0.51)	(0.22)

Total Dividends and Distributions	(0.43)	(0.51)	(0.22)

Net Asset Value, End of Year/Period	$9.98	$8.42	$9.54

Total Return†	24.29%	(6.21)%	(2.45)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$151,181	$91,491	$44,629
Ratio of Expenses to Average Net Assets	0.72%	0.79%	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.85%	0.96%	1.48%††
Ratio of Net Investment Income to Average Net Assets	5.02%	6.17%	4.67%††
Portfolio Turnover Rate	48%	80%	102%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$11.04	$11.64	$10.00

Income from Investment Operations:
Net Investment Income*	0.28	0.37	0.28
Net Realized and Unrealized Gain (Loss)	1.49	(0.65)	1.57

Total from Investment Operations	1.77	(0.28)	1.85

Dividends and Distributions:
Net Investment Income	(0.29)	(0.32)	(0.21)
Return of Capital	—	—	—^

Total Dividends and Distributions	(0.29)	(0.32)	(0.21)

Net Asset Value, End of Year/Period	$12.52	$11.04	$11.64

Total Return†	16.29%	(2.30)%	18.57%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$5,079	$4,083	$1,232
Ratio of Expenses to Average Net Assets	0.59%	0.57%	0.49%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.68%	0.70%	1.49%††
Ratio of Net Investment Income to Average Net Assets	2.51%	3.29%	3.49%††
Portfolio Turnover Rate	103%	103%	99%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on June 30, 2021.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$11.04	$11.64	$10.00

Income from Investment Operations:
Net Investment Income*	0.29	0.36	0.34
Net Realized and Unrealized Gain (Loss)	1.50	(0.63)	1.51

Total from Investment Operations	1.79	(0.27)	1.85

Dividends and Distributions:
Net Investment Income	(0.30)	(0.33)	(0.21)
Return of Capital	—	—	—^

Total Dividends and Distributions	(0.30)	(0.33)	(0.21)

Net Asset Value, End of Year/Period	$12.53	$11.04	$11.64

Total Return†	16.49%	(2.27)%	18.57%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$149,394	$159,815	$79,132
Ratio of Expenses to Average Net Assets	0.49%	0.49%	0.49%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.58%	0.62%	0.98%††
Ratio of Net Investment Income to Average Net Assets	2.59%	3.22%	4.10%††
Portfolio Turnover Rate	103%	103%	99%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on June 30, 2021.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund (each a “Fund” and collectively, the “Funds”). The investment objective of GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund is to seek long-term capital appreciation. The investment objective of GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund is to seek long-term capital appreciation and dividend income. Each of the Funds is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. GQG Partners LLC serves as the Funds’ investment adviser (the “Adviser”). The GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund commenced operations on December 28, 2016, September 28, 2018, and March 29, 2019, respectively and currently offer Investor Shares, Institutional Shares and R6 Shares. The GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund commenced operations on June 30, 2021 and currently offer Investor Shares and Institutional Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held. Effective September 23, 2021, the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund changed their fiscal year end to March 31.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time each Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which each Fund calculates its net asset value, it may request that a Committee meeting be called.

The GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and the GQG Partners International Quality Dividend Income Fund use Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor. ICE provides a fair

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

value for foreign securities in the Funds’ based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended March 31, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any significant interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds or their agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statements of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. For the year ended March 31, 2024, GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund have accrued foreign tax in the amount of $286,470,969, $8,396,853, $501,689 and $877,736, respectively, presented on the Statements of Assets and Liabilities.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) – To the extent consistent with its Investment Objective and Strategies, each Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash—Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes—Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund distribute substantially all of their net investment income annually. GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund distribute substantially all of their net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended March 31, 2024, GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

US Quality Dividend Income Fund were charged $3,990,050, $509,792, $438,769, $65,134, $65,178 and $65,178, respectively.

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Funds’ Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C Global Investor & Distribution Solutions, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended March 31, 2024, the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund earned credits of $729,915, $52,756, $89,023, $1,378, $499 and $822, respectively. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GQG Partners LLC provides investment advisory services to the Funds at a fee calculated at an annual rate of the Funds’ respective average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses for the Funds to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below (the “Contractual Expense Limit”) until July 31, 2025.

	Advisory Fee		Contractual Expense Limitation

GQG Partners Emerging Markets Equity Fund	0.90%		0.98%

GQG Partners Global Quality Equity Fund	0.65%		0.75%

GQG Partners US Select Quality Equity Fund	0.45%		0.49%

GQG Partners Global Quality Dividend Income Fund	0.60	%(1)	0.68	%(2)

GQG Partners International Quality Dividend Income Fund	0.60	%(1)	0.68	%(2)

GQG Partners US Quality Dividend Income Fund	0.45%		0.49%

(1) Prior to August 1, 2023, the annual advisory fee rate for the Global Quality Dividend Income Fund and International Quality Dividend Income Fund was 0.65%.

(2) Prior to August 1, 2023, the contractual expense limits for the Global Quality Dividend Income Fund and International Quality Dividend Income Fund were 0.75% and 0.79%, respectively.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated with respect to the Fund by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust.

For the year ended March 31, 2024, the Adviser recaptured previously waived fees of $1,056,286 and $29,461 for GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund, respectively.

As of March 31, 2024, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement are as follows:

Period	Subject to Repayment until March 31:	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners U.S. Select Quality Equity Fund	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners U.S. Quality Dividend Income Fund

2022	2025	$-	$-	$193,438	$171,171	$163,120	$167,023
2023	2026	-	-	223,450	129,568	128,073	168,430
2024	2027	468,416	-	193,626	87,045	103,161	124,064

		$468,416	$-	$610,514	$387,784	$394,354	$459,517

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended March 31, 2024, were as follows:

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund

Purchases
U.S. Government	$—	$—	$—
Other	11,092,786,259	2,199,759,560	2,680,540,949

Sales
U.S. Government	$—	$—	$—
Other	7,033,972,781	1,790,943,781	2,361,610,465

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund

Purchases
U.S. Government	$—	$—	$—
Other	78,031,989	98,407,327	146,049,637

Sales
U.S. Government	$—	$—	$—
Other	63,050,762	53,020,462	160,707,039

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

7. Share Transactions:

	Year Ended March 31, 2024	Year Ended March 31, 2023

GQG Partners Emerging Markets Equity Fund

Investor Shares

Issued	19,281,566	15,530,921

Reinvestment of Distributions	746,240	908,588

Redeemed	(7,308,361)	(6,900,663)

Total Investor Shares Transactions	12,719,445	9,538,846

Institutional Shares

Issued	429,763,268	507,204,428

Reinvestment of Distributions	22,181,754	34,120,858

Redeemed	(203,330,856)	(268,494,528)

Total Institutional Shares Transactions	248,614,166	272,830,758

R6 Shares

Issued	9,481,733	12,939,421

Reinvestment of Distributions	465,558	564,891

Redeemed	(5,018,788)	(3,207,181)

Total R6 Shares Transactions	4,928,503	10,297,131

Net Increase in Shares Outstanding From Share Transactions	266,262,114	292,666,735

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

	Year Ended March 31, 2024	Year Ended March 31, 2023

GQG Partners Global Quality Equity Fund

Investor Shares

Issued	3,010,363	1,861,830

Reinvestment of Distributions	22,092	45,487

Redeemed	(589,888)	(454,290)

Total Investor Shares Transactions	2,442,567	1,453,027

Institutional Shares

Issued	45,379,490	62,127,638

Reinvestment of Distributions	1,410,617	2,409,926

Redeemed	(20,883,602)	(22,887,351)

Total Institutional Shares Transactions	25,906,505	41,650,213

R6 Shares

Issued	16,027	136,387

Reinvestment of Distributions	46,693	98,242

Redeemed	(263,627)	(75,045)

Total R6 Shares Transactions	(200,907)	159,584

Net Increase in Shares Outstanding From Share Transactions	28,148,165	43,262,824

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

	Year Ended March 31, 2024	Year Ended March 31, 2023

GQG Partners US Select Quality Equity Fund

Investor Shares

Issued	9,242,868	5,738,394

Reinvestment of Distributions	28,977	223,137

Redeemed	(1,996,491)	(1,951,306)

Total Investor Shares Transactions	7,275,354	4,010,225

Institutional Shares

Issued	30,879,932	47,913,676

Reinvestment of Distributions	501,856	3,451,959

Redeemed	(24,754,714)	(17,931,950)

Total Institutional Shares Transactions	6,627,074	33,433,685

R6 Shares

Issued	1,586,950	111,445

Reinvestment of Distributions	11,243	22,038

Redeemed	(273,209)	(151,758)

Total R6 Shares Transactions	1,324,984	(18,275)

Net Increase in Shares Outstanding From Share Transactions	15,227,412	37,425,635

	Year Ended March 31, 2024	Year Ended March 31, 2023

GQG Partners Global Quality Dividend Income Fund

Investor Shares

Issued	176,513	898,419

Reinvestment of Distributions	35,576	34,097

Redeemed	(305,699)	(89,918)

Total Investor Shares Transactions	(93,610)	842,598

Institutional Shares

Issued	1,001,191	2,138,534

Reinvestment of Distributions	339,938	418,103

Redeemed	(666,348)	(945,247)

Total Institutional Shares Transactions	674,781	1,611,390

Net Increase in Shares Outstanding From Share Transactions	581,171	2,453,988

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

	Year Ended March 31, 2024	Year Ended March 31, 2023

GQG Partners International Quality Dividend Income Fund

Investor Shares

Issued	449,756	557,181

Reinvestment of Distributions	35,722	12,274

Redeemed	(142,983)	(15,939)

Total Investor Shares Transactions	342,495	553,516

Institutional Shares

Issued	6,387,022	8,116,637

Reinvestment of Distributions	544,042	547,078

Redeemed	(2,652,554)	(2,471,020)

Total Institutional Shares Transactions	4,278,510	6,192,695

Net Increase in Shares Outstanding From Share Transactions	4,621,005	6,746,211

	Year Ended March 31, 2024	Year Ended March 31, 2023

GQG Partners US Quality Dividend Income Fund

Investor Shares

Issued	134,980	276,000

Reinvestment of Distributions	10,283	6,723

Redeemed	(109,504)	(18,779)

Total Investor Shares Transactions	35,759	263,944

Institutional Shares

Issued	1,322,793	8,622,399

Reinvestment of Distributions	292,284	356,281

Redeemed	(4,160,401)	(1,306,413)

Total Institutional Shares Transactions	(2,545,324)	7,672,267

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(2,509,565)	7,936,211

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences are primarily related to investments in foreign currency, PFIC adjustments, REIT adjustments and capital gains tax.

Accordingly, the following permanent differences are primarily attributable to distribution in excess of net investment income and have been reclassified to/from the following accounts as of March 31, 2024:

	Distributable Earnings (Accumulated Losses)	Paid-in Capital
GQG Partners US Quality Dividend Income Fund	$8,653	$(8,653)

The tax character of dividends and distributions paid during the fiscal year ended March 31, 2024 and March 31, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

GQG Partners Emerging Markets Equity Fund
2024	$440,084,497	$—	$—	$440,084,497
2023	541,557,016	—	—	541,557,016

GQG Partners Global Quality Equity Fund
2024	$ 28,537,632	$—	$—	$28,537,632
2023	38,235,676	1,449,272	—	39,684,948

GQG Partners US Select Quality Equity Fund
2024	$ 10,745,504	$—	$—	$10,745,504
2023	24,081,829	37,108,044	—	61,189,873

GQG Partners Global Quality Dividend Income Fund
2024	$ 3,901,179	$—	$—	$3,901,179
2023	4,186,503	—	3,232	4,189,735

GQG Partners International Quality Dividend Income Fund
2024	$ 5,294,681	$—	$—	$5,294,681
2023	4,628,825	—	—	4,628,825

GQG Partners US Quality Dividend Income Fund
2024	$ 3,745,005	$—	$—	$3,745,005
2023	4,148,055	—	—	4,148,055

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

As of March 31, 2024, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

GQG Partners Emerging Markets Equity Fund

Undistributed Ordinary Income	$54,725,744
Capital Loss Carryforwards	(1,519,209,292)
Unrealized Appreciation	4,514,254,491
Other Temporary Differences	(3)

Total Distributable Earnings	$3,049,770,940

GQG Partners Global Quality Equity Fund

Undistributed Ordinary Income	$365,586
Capital Loss Carryforwards	(81,436,348)
Unrealized Appreciation	806,145,675
Other Temporary Differences	(3)

Total Distributable Earnings	$725,074,910

GQG Partners US Select Quality Equity Fund

Undistributed Ordinary Income	$927,523
Capital Loss Carryforwards	(55,293,013)
Unrealized Appreciation	736,309,494
Other Temporary Differences	(5)

Total Distributable Earnings	$681,943,999

GQG Partners Global Quality Dividend Income Fund

Undistributed Ordinary Income	$24,025
Capital Loss Carryforwards	(6,514,616)
Unrealized Appreciation	19,848,266
Other Temporary Differences	3

Total Distributable Earnings	$13,357,678

GQG Partners International Quality Dividend Income Fund

Undistributed Ordinary Income	$181,137
Capital Loss Carryforwards	(15,170,741)
Unrealized Appreciation	25,992,193
Other Temporary Differences	(1)

Total Distributable Earnings	$11,002,588

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

GQG Partners US Quality Dividend Income Fund

Capital Loss Carryforwards	(12,432,558)
Unrealized Appreciation	31,001,758
Other Temporary Differences	1

Total Distributable Earnings	$18,569,201

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

	Short-Term Loss	Long-Term Loss	Total
GQG Partners Emerging Markets Equity Fund	$1,519,209,292	$—	$1,519,209,292
GQG Partners Global Quality Equity Fund	81,436,348	—	81,436,348
GQG Partners US Select Quality Equity Fund	55,293,013	—	55,293,013
GQG Partners Global Quality Dividend Income Fund	6,514,616	—	6,514,616
GQG Partners International Quality Dividend Income Fund	13,727,614	1,443,127	15,170,741
GQG Partners US Quality Dividend Income Fund	12,432,558	—	12,432,558

During the year ended March 31, 2024, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

	Short-Term Loss	Long-Term Loss	Total
GQG Partners Global Quality Equity Fund	$30,390,723	$—	$30,390,723
GQG Partners US Select Quality Equity Fund	17,252,340	—	17,252,340
GQG Partners Global Quality Dividend Income Fund	354,679	—	354,679

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at March 31, 2024, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
GQG Partners Emerging Markets Equity Fund	$14,790,998,232	$5,521,884,042	$(721,158,582)	$4,800,725,460
GQG Partners Global Quality Equity Fund	1,679,032,707	825,585,524	(11,042,996)	814,542,528
GQG Partners US Select Quality Equity Fund	1,556,116,480	742,974,351	(6,664,857)	736,309,494
GQG Partners Global Quality Dividend Income Fund	93,739,050	23,479,751	(3,129,796)	20,349,955
GQG Partners International Quality Dividend Income Fund	133,213,977	29,736,854	(2,866,925)	26,869,929
GQG Partners US Quality Dividend Income Fund	121,120,582	31,466,426	(464,668)	31,001,758

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. For GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund, the differences in net unrealized appreciation are attributable to Foreign Capital Gains Tax Payable.

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk (All Funds) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Commodities Risk (GQG Partners Global Quality Equity Fund , GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) - The

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

prices of physical commodities (such as energy, metals, minerals, or agricultural products) may be affected by factors such as natural disasters, weather, and U.S. and international economic, political and regulatory developments. The prices of commodities can also fluctuate due to supply and demand disruptions in major producing or consuming regions, as well as temporary distortions in the commodities markets due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Gold. The price of gold is affected by such factors as: (1) how much of the worldwide supply is held by large holders, such as governmental bodies and central banks; (2) unpredictable monetary policies and economic and political conditions in countries throughout the world; (3) supply and demand for gold bullion as an investment, including bars, coins or gold-backed financial instruments such as exchange-traded funds (“ETFs”); (4) demand for gold jewelry; and (5) government policies meant to influence demand for gold.

De-Globalization Risk (All Funds) - The Fund’s investments may expose the Fund to disruptions associated with “de-globalization” trends in some parts of the world. Nationalism in the U.S. and abroad is on the rise, which presents risks to global commerce and the companies engaged in such commerce. For example, nationalistic trade policies that favor domestic companies as opposed to foreign competitors may become more likely. Such policies may lead to global supply chain and market disruptions, which could have an adverse effect on the companies in which the Fund invests and the performance of the Fund.

Depositary Receipts Risk (All Funds) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Dividend-Paying Investments Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) - The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Emerging Markets Security Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) - The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have less stable governments, less developed economies and their securities markets may be more concentrated and less liquid. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk (All Funds) – Equity securities include common and preferred stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Depositary receipts are described above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETF Risk (GQG Partners Global Quality Equity Fund, GQG Partners Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Foreign Company Risk (All Funds) – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (All Funds) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Geographic Focus Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – To the extent that it focuses its investments

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in Russia (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – Geopolitical risks, including those arising from trade tension and/or the imposition of trade tariffs, terrorist activity or acts of civil or international hostility, are increasing. For instance, military conflict and escalating tensions between Russia and Ukraine could result in geopolitical instability and adversely affect the global economy or specific markets. Any such events and responses, including regulatory developments, may cause significant volatility and declines in the global markets, disproportionate impacts to certain industries or sectors, disruptions to commerce (including to economic activity, travel and supply chains), loss of life and property damage, and may adversely affect the global economy or capital markets, as well as the Company’s products, operations, clients, vendors and employees, which may cause the Funds’ AUM, revenue and earnings to decline. The Funds’ exposure to geopolitical risks may be heightened to the extent such risks arise in countries in which the Funds’ currently operates or is seeking to expand its presence.

Investing in the United States Risk (GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Funds invest.

The U.S. has developed increasingly strained relations with a number of foreign countries, including traditional allies, such as major European Union countries, the U.K., Canada and Mexico, and historical adversaries, such as North Korea, Iran, China and Russia. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Investment Style Risk (All Funds) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk (All Funds) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Company Risk (All Funds) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (All Funds) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

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Liquidity Risk (All Funds) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (All Funds) – The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Non-Diversification Risk (All Funds) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Participation Notes Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Portfolio Turnover (GQG Partners US Select Quality Equity Fund) - Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

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Preferred Stock Risk (GQG Partners Global Quality Equity Fund, GQG Partners Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) - Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity risk, which is described elsewhere in this section. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is the risk that, in a declining interest rate environment, securities with stated interest rates may have the principal paid earlier than expected, requiring a Fund to invest the proceeds at generally lower interest rates.

Proprietary Model Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) - Proprietary models that may be used to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. The markets or prices of individual securities may be affected by factors not foreseen in developing the models.

Sector and Industry Focus Risk (All Funds) - Because a Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, a Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Small- and Mid-Capitalization Company Risk (All Funds) – The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

Connect generally may only be sold or otherwise transferred through Stock Connect. A Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, a Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

U.S. Treasury Securities Risk (GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

10. Concentration of Shareholders:

At March 31, 2024, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, were as follows:

GQG Partners Emerging Markets Equity Fund	No. of Shareholders	% Ownership

Investor Shares	3	85%

Institutional Shares	3	55%

R6 Shares	2	55%

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

GQG Partners Global Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	4	93%
Institutional Shares	3	66%
R6 Shares	1	96%

GQG Partners US Select Quality Equity Fund	No. of Shareholders	% Ownership

Investor Shares	3	91%

Institutional Shares	2	64%

R6 Shares	2	89%

GQG Partners Global Quality Dividend Income Fund	No. of Shareholders	% Ownership

Investor Shares	2	90%

Institutional Shares	5	94%

GQG Partners International Quality Dividend Income Fund	No. of Shareholders	% Ownership

Investor Shares	2	97%

Institutional Shares	2	74%

GQG Partners US Quality Dividend Income Fund	No. of Shareholders	% Ownership

Investor Shares	2	95%

Institutional Shares	2	74%

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of March 31, 2024.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund, and GQG Partners US Quality Dividend Income Fund (six of the funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024

regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 28, 2024

We have served as the auditor of one or more investment companies in GQG Partners LLC since 2016.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be an “interested” person of the Trust as deemed to be

Name and Year of Birth	Position(s) with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-362-8333. The following chart lists Trustees and Officers as of March 31, 2024:

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Symmetry Panoramic Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd, FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund and Symmetry Panoramic Trust. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (from 2015 – May 2022; from November 2022 – June 2023; and since April 2024)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships

Held in the Past Five Years

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2023 to March 31, 2024).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

GQG Partners Emerging Markets Equity Fund

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,229.80	1.20%	$6.69

Hypothetical 5% Return	1,000.00	1,019.00	1.20	6.06

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,230.50	0.98	$5.46

Hypothetical 5% Return	1,000.00	1,020.10	0.98	4.95

R6 Shares

Actual Portfolio Return	$1,000.00	$1,231.20	0.98	$5.47

Hypothetical 5% Return	1,000.00	1,020.10	0.98	4.95

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

GQG Partners Global Quality Equity Fund

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,318.70	0.90%	$5.22

Hypothetical 5% Return	1,000.00	1,020.50	0.90	4.55

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,320.20	0.70	$4.06

Hypothetical 5% Return	1,000.00	1,021.50	0.70	3.54

R6 Shares

Actual Portfolio Return	$1,000.00	$1,320.40	0.70	$4.06

Hypothetical 5% Return	1,000.00	1,021.50	0.70	3.54

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

GQG Partners US Select Quality Equity Fund

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,365.50	0.68%	$4.02

Hypothetical 5% Return	1,000.00	1,021.60	0.68	3.44

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,366.20	0.49	$2.90

Hypothetical 5% Return	1,000.00	1,022.55	0.49	2.48

R6 Shares

Actual Portfolio Return	$1,000.00	$1,366.80	0.49	$2.90

Hypothetical 5% Return	1,000.00	1,022.55	0.49	2.48

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

GQG Partners Global Quality Dividend Income Fund

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,177.20	0.82%	$4.46

Hypothetical 5% Return	1,000.00	1,020.90	0.82	4.14

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,177.20	0.68	$3.70

Hypothetical 5% Return	1,000.00	1,021.60	0.68	3.44

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

GQG Partners International Quality Dividend Income Fund

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,155.90	0.82%	$4.42

Hypothetical 5% Return	1,000.00	1,020.90	0.82	4.14

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,155.80	0.68	$3.66

Hypothetical 5% Return	1,000.00	1,021.60	0.68	3.44

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

GQG Partners US Quality Dividend Income Fund

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,160.20	0.60%	$3.24

Hypothetical 5% Return	1,000.00	1,022.00	0.60	3.03

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,161.70	0.49	$2.65

Hypothetical 5% Return	1,000.00	1,022.55	0.49	2.48

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on March 26, 2024, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2023 through December 31, 2023. Among other things, the Program Administrator’s report noted that:

●

the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report.

●	during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders.

●	material changes had been made to the Program during the period covered by the report relating to the Funds’ reasonably anticipated trading size.

●	the Board approved a change to the membership of the committee serving as Program Administrator.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

INVESTMENT ADVISORY AGREEMENT

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

GQG Partners International Quality Dividend Income Fund

GQG Partners US Quality Dividend Income Fund

GQG Partners Global Quality Dividend Income Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on December 6–7, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

(x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners Global Quality Dividend Income Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have a March 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2024, the Funds are designating the following items with regard to distributions paid during the period.

Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short-Term Capital Gain Dividend(5)	Foreign Tax Credit

GQG Partners Emerging Markets Equity Fund

0.00%	0.00%	100.00%	100.00%	1.53%	83.24%	0.00%	4.27%	0.00%	12.73%

GQG Partners Global Quality Equity Fund

0.00%	0.00%	100.00%	100.00%	28.85%	92.11%	0.00%	3.78%	0.00%	0.00%

GQG Partners US Select Quality Equity Fund

0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	7.60%	0.00%	0.00%

GQG Partners Global Quality Dividend Income Fund

0.08%	0.00%	100.00%	100.00%	19.13%	100.00%	0.00%	4.41%	0.00%	0.00%

GQG Partners International Quality Dividend Income Fund

0.00%	0.00%	100.00%	100.00%	4.68%	95.27%	0.00%	2.54%	0.00%	8.98%

GQG Partners US Quality Dividend Income Fund

0.00%	0.00%	100.00%	100.00%	94.85%	100.00%	0.00%	3.64%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

GQG Partners Emerging Markets Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended March 31, 2024, the total amount of foreign source income is $460,346,171. The total amount of foreign tax paid is $64,168,526. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

GQG Partners International Quality Dividend Income Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended March 31, 2024, the total amount of foreign source income is $5,841,063. The total amount of foreign tax paid is $522,100. A shareholders allocable share of the foreign tax

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS MARCH 31, 2024 (Unaudited)

credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

NOTES

NOTES

NOTES

GQG Partners Funds:

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

450 East Las Olas Boulevard, Suite 750

Fort Lauderdale, FL 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described. Investors should read it carefully before investing or sending money.

GQG-AR-001-0800

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE March 31, 2024				FYE March 31, 2023
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$743,520	$0	$0		$707,015		$0	$0
(b)	Audit-Related Fees	$0	$0	$0		$0		$0	$0
(c)	Tax Fees	$0	$0	$83,779	(2)	$101,900	(3)	$0	$112,623	(2)
(d)	All Other Fees	$0	$0	$10,045	(4)	$0		$0	$5,301	(4)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Fees in connection with international withholding tax analysis.
(4)	Non-audit assurance engagements for service affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE March 31, 2024	FYE March 31, 2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended March 31st were $93,824 and $117,924 respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: June 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: June 4, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date: June 4, 2024